                  AMENDED AND RESTATED EQUITYHOLDERS AGREEMENT


                           DATED AS OF AUGUST 13, 1999


                                      AMONG


           BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P.,
                  BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.,
                BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.,
                         THE VERITAS CAPITAL FUND, L.P.,
                            VERITAS CAPITAL, L.L.C.,
                                  KDJ, L.L.C.,
                            BRW STEEL HOLDINGS, L.P.,
                          BRW STEEL HOLDINGS II, L.P.,
                       BRW STEEL OFFSHORE HOLDINGS, L.P.,
                   REPUBLIC TECHNOLOGIES INTERNATIONAL, INC.,
                            RES HOLDING CORPORATION,
                REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC
                                USX CORPORATION,
                             USX RTI HOLDINGS, INC.,
                               KOBE DELAWARE INC.,
                                KOBE STEEL, LTD.,
                            KOBE RTI HOLDINGS, INC.,
                              HVR HOLDINGS, L.L.C.,
                        SUMITOMO CORPORATION OF AMERICA,
                           FIRSTENERGY SERVICES CORP.,
                       TRIUMPH CAPITAL INVESTORS II, L.P.,
                             TCI-II INVESTORS, L.P.,
                         FIRST DOMINION CAPITAL L.L.C.,
                        TCW LEVERAGED INCOME TRUST, L.P.,
                      TCW LEVERAGED INCOME TRUST II, L.P.,
                      TCW SHARED OPPORTUNITY FUND II, L.P.
                      SHARED OPPORTUNITY FUND IIB, L.L.C.,
                       SHARED OPPORTUNITY FUND III, L.L.C.

                                       AND

                      THE OTHER EQUITYHOLDERS NAMED HEREIN



                             EQUITYHOLDERS AGREEMENT

                                TABLE OF CONTENTS


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
SECTION 1

         DEFINITIONS..............................................................................................4
         1.1          Defined Terms...............................................................................4
         1.2          Other Definitions..........................................................................10
         1.3          Other Definitional Provisions; Interpretation..............................................12

SECTION 2

         GOVERNANCE..............................................................................................12
         2.1          Board of Directors.........................................................................12
         2.2          Fundamental Issues.........................................................................15

SECTION 3

         TRANSFERS...............................................................................................21
         3.1          Limitations on Transfer....................................................................21
         3.2          Transfers to Affiliates and Among Equityholders; Termination of Lockup
                      Period.....................................................................................22
         3.3          Effect of Void Transfers...................................................................26
         3.4          Legend on Securities.......................................................................26
         3.5          Tag-Along Rights...........................................................................26
         3.6          Drag-Along Rights..........................................................................29
         3.7          Piggyback Rights...........................................................................31
         3.8          Demand Registration........................................................................33
         3.9          Other Registration-Related Matters.........................................................38
         3.10         Indemnification............................................................................43
         3.11         Preemptive Rights..........................................................................46

SECTION 4

         USX AND KOBE EXCHANGE EVENTS; RTI HOLDINGS UNIT
         ADJUSTMENTS.............................................................................................47
         4.1          USX Exchange Events and Kobe Exchange Events...............................................47
         4.2          RTI Holdings Unit Adjustments Upon Issuances of Common Stock...............................50

SECTION 5

         OTHER...................................................................................................51



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                                                                                                               Page
                                                                                                               ----

         5.1          Additional Securities Subject to Agreement.................................................51
         5.2          Termination................................................................................51
         5.3          Injunctive Relief..........................................................................52
         5.4          Other Equityholders Agreements.............................................................52
         5.5          Amendments.................................................................................52
         5.6          Successors, Assigns and Transferees........................................................53
         5.7          Notices....................................................................................53
         5.8          Integration................................................................................57
         5.9          Severability...............................................................................57
         5.10         Counterparts...............................................................................58
         5.11         Governing Law; Submission to Jurisdiction..................................................58
         5.12         Miscellaneous..............................................................................58


EXHIBITS

A        Certificate of Incorporation
B        Exchange Merger Agreement

                  AMENDED AND RESTATED EQUITYHOLDERS AGREEMENT


         This Amended and Restated Equityholders Agreement, dated as of August 13, 1999, is by and among Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership ("BCPII"), Blackstone Offshore Capital Partners II L.P., a Cayman Islands exempted limited partnership, and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership (collectively, together with their Permitted Transferees (as defined below), the "Blackstone Investors"); BRW Steel Holdings, L.P., a Delaware limited partnership ("Holdings"), and BRW Steel Offshore Holdings, L.P., a Delaware limited partnership ("Offshore Holdings"; together with Holdings, the "Partnerships"); BRW Steel Holdings II, L.P., a Delaware limited liability Company, Veritas Capital, L.L.C., a Delaware limited liability company, The Veritas Capital Fund, L.P., a Delaware limited partnership ("Veritas Capital"), KDJ, L.L.C., a Delaware limited liability company, and HVR Holdings, L.L.C., a Delaware limited liability company (collectively, together with their Permitted Transferees, the "Veritas Investors"); USX RTI Holdings, Inc., a Delaware corporation ("USX RTI Holdings" and, together with its Permitted Transferees, the "USX Investors"), and USX Corporation, a Delaware corporation ("USX" and, collectively with the USX Investors, the "USX Parties"); Kobe RTI Holdings, Inc., a Delaware corporation ("Kobe RTI Holdings" and, together with its Permitted Transferees, the "Kobe Investors"), Kobe Steel, Ltd., a Japanese corporation ("Kobe"), Kobe Delaware Inc. ("Kobe Delaware" and, collectively with Kobe and the Kobe Investors, the "Kobe Parties"); Republic Technologies International, Inc., a Delaware corporation formerly known as Bar Technologies Inc. (the "Company"); RES Holding Corporation, a Delaware corporation ("RES Holding"); Republic Technologies International Holdings, LLC, a Delaware limited liability company ("RTI Holdings" and, collectively with the Company and RES Holding, the "Company Parties"), FirstEnergy Services Corp., an Ohio corporation ("FirstEnergy" and, together with its Permitted Transferees, the "FirstEnergy Investors"), Sumitomo Corporation of America, a New York corporation ("Sumitomo Corporation" and, together with its Permitted Transferees, the "Sumitomo Investors"), Triumph Capital Investors II, L.P., a Delaware limited partnership ("Triumph"), TCI-II Investors, L.P., a Delaware limited partnership ("TCI-II" and, together with Triumph and their respective Permitted Transferees, the "Triumph Investors"), First Dominion Capital L.L.C., a Delaware limited liability company ("First Dominion" and, together with its Permitted Transferees, the "First Dominion Investors"), TCW Leveraged Income Trust, L.P., a Delaware limited partnership ("TCWLIT"), TCW Leveraged Income Trust II, L.P., a Delaware limited partnership ("TCWLITII"), TCW Shared Opportunity Fund II, L.P., a Delaware limited partnership ("TCWSOFII"), Shared Opportunity Fund IIB, L.L.C., a Delaware limited liability company ("SOFIIB"), Shared Opportunity Fund III, L.P., a Delaware limited liability company ("SOFIII" and, together with TCWLIT, TCWLITII, TCWSOFII, SOFIIB and their respective Permitted Transferees, the "TCW Investors"), and the Management Stockholders (as defined below).

                                   BACKGROUND

                  Immediately prior to consummation of the transactions contemplated by the Master Restructuring Agreement, dated as of August 13, 1999 among the Company and the other parties named therein (the "Master Restructuring Agreement"), the Blackstone Investors in the aggregate owned 393,701 shares of Non-Voting Class C Common Stock, par value $0.001 per share, of the Company (the "Class C Common Stock"). The Veritas Investors (other than Veritas Capital and HVR Holdings, L.L.C.) in the aggregate owned 143,164 shares of Class C Non-Voting Common Stock, and the Partnerships in the aggregate owned (i) 196,410 shares of Class A Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock") and (ii) 536,829 shares of Special Class B Common Stock, par value $.001 per share, of the Company (the "Class B Common Stock" and, together with the Class A Common Stock, Class C Common Stock, Class D Common Stock (as defined below) and all other classes of common stock of the Company, the "Common Stock"). Capitalized terms used herein and not otherwise defined herein will have the meanings given to them in the Master Restructuring Agreement.

                  In connection with the transactions contemplated by the Master Restructuring Agreement, as of the date hereof the Company's Certificate of Incorporation is being amended and restated, among other purposes, to (i) increase the number of authorized shares of Class C Common Stock and give such class voting rights, (ii) create a new Class D Common Stock that is identical to the other classes of Common Stock of the Company except that it is not subject to the special preference of the Class B Common Stock, (iii) remove the special category of Class B Directors and related provisions, (iv) reduce to one the number of directors elected by the Series B Preferred Stock of the Company (the "Series B Preferred Stock"), (v) change the Company's name from Bar Technologies Inc. to Republic Technologies International, Inc., and (vi) create a new Series C Convertible Preferred Stock. The Company's amended and restated Certificate of Incorporation as of the Closing Date is attached as Exhibit A hereto.

                  In accordance with the Master Restructuring Agreement, as of the date hereof a newly-formed Subsidiary of the Company is merging with and into RES Holding, with RES Holding being the surviving corporation, as a result of which the shares in RES Holding held by the Blackstone Investors and the Veritas Investors are being converted into 1,708,150 shares of Class D Common Stock (as defined below) in the aggregate.

                  Also in accordance with the Master Restructuring Agreement, as of the date hereof Kobe/Lorain, Inc., an Ohio corporation that is an indirect Subsidiary of Kobe, and USS Lorain Holding Company, Inc., an Ohio corporation that is a direct wholly owned Subsidiary of USX, which are the general partners of USS/Kobe Steel Company, an Ohio general partnership ("USS/Kobe"), are merging with and into RTI Opco, an indirect Subsidiary of the Company, with such Subsidiary being the survivor, and are making certain capital contributions to RTI Holdings as provided in the Master Restructuring Agreement, as a result of which USX RTI Holdings is receiving RTI Holdings Common Units (as defined below) representing 15.568073% of the RTI Holdings Common Units outstanding on the date hereof and Kobe RTI Holdings is receiving RTI Holdings Common Units representing 14.198775% of the RTI Holdings Common Units outstanding on the date hereof, with the Company and RES Holding together holding RTI Holdings Common Units representing the remaining 70.233151% of the RTI Holdings Common Units outstanding on the date hereof. At any time after the Closing the USX Investors and the Kobe Investors may (and in certain circumstances will be required to) exchange their respective RTI Holdings Common Units for (i) that number of shares of Class D Common Stock, par value $.001 per share, of the Company ("Class D Common Stock") that would represent an interest in the Company equal to such membership interest in RTI Holdings at the time of such exchange and (ii) certain Antidilution Warrants on the terms described herein.

                  Also in accordance with the Master Restructuring Agreement, as of the date hereof the Blackstone Investors are purchasing from the Company for cash an aggregate of 894,745 shares of Class D Common Stock and the Veritas Investors are purchasing from the Company for cash an aggregate of 322,108 shares of Class D Common Stock.

                  In accordance with the Subscription Agreement, dated as of August 10, 1999, among the Company, FirstEnergy, Sumitomo, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII, as of the date hereof FirstEnergy is purchasing from the Company for cash 30,000 shares of Series C Preferred Stock, Sumitomo is purchasing from the Company for cash 53,684.7 shares of Class D Common Stock, Triumph and TCI-II are purchasing from the Company for cash an aggregate of 87,685 shares of Class D Common Stock, First Dominion is purchasing from the Company for cash 35,789.8 shares of Class D Common Stock and TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII are purchasing from the Company for cash an aggregate of 89,474.5 shares of Class D Common Stock. In accordance with a separate subscription agreement, dated as of August 13, 1999, among BarTech, Chase Securities Inc., Donaldson Lufkin & Jenrette Securities Corporation and BancBoston Robertson Stephens Inc. as of the date hereof Chase Securities Inc., Donaldson Lufkin & Jenrette Securities Corporation and BancBoston Robertson Stephens Inc. are purchasing from the Company for cash an aggregate of 65,892 BarTech Financing Warrants at a purchase price of $108.13137 per BarTech Financing Warrant (in addition to the BarTech Financing Warrants being issued in connection with the RTI High Yield Offering).

                  It is anticipated that the Management Stockholders will be granted certain options to acquire Class D Common Stock of the Company following the consummation of the transactions contemplated by the Master Restructuring Agreement, and as a condition to such grants will become parties to this Agreement.

                  The parties hereto wish to enter into the arrangements described below regarding the holdings by the Blackstone Investors, the Partnerships, the Veritas Investors, the Sumitomo Investors, the Triumph Investors, the First Dominion Investors, the TCW Investors and the Management Stockholders of Common Stock (and options and warrants to acquire Common Stock), the holdings by the FirstEnergy Investors of Series C Preferred Stock prior to the conversion thereof into Common Stock and Common Stock following the conversion thereof (and options and warrants to acquire Common Stock), the holdings by the USX Investors of RTI Holdings Common Units prior to a USX Exchange Event and Common Stock (and options and warrants to acquire Common Stock) following a USX Exchange Event, and the holdings by the Kobe Investors of RTI Holdings Common Units prior to a Kobe Exchange Event and Common Stock (and options and warrants to acquire Common Stock) following a Kobe Exchange Event.

                  Each Blackstone Investor, each Veritas Investor, each USX Investor, each Kobe Investor, each Sumitomo Investor, each FirstEnergy Investor, each Triumph Investor, each TCW Investor and each First Dominion Investor is entering into this Agreement on its own account and not as a partner, agent, trustee or Affiliate of any other investor.

                  This Agreement amends and restates the existing Stockholders' Agreement among the Company and various of its stockholders, dated as of April 2, 1996 and as previously amended and restated as of September 9, 1997, and sets forth certain agreements of the parties hereto with respect to the governance of the Company, RTI Holdings and RTI Opco and the other matters described in this Agreement. The parties agree that this Agreement supersedes in all respects the April 2, 1996 Agreement and the September 9, 1997 Agreement, which shall cease to have any force and effect.


                                    SECTION 1

                                   DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

         1.1      Defined Terms.  As used in this Agreement:

         "Affiliate" - with respect to any Person, (i) any Person that directly or indirectly controls, is controlled by or is under common control with, such Person, (ii) any director, officer, partner or employee of such Person or of any Person specified in clause (i) above or (iii) in the case of any Management Stockholder, any member of his or her immediate family or his or her lineal descendants or any trust established for the sole benefit of such Management Stockholder and/or one or more such family members or lineal descendants or entity wholly owned by such family members or lineal descendants; provided, that officers, directors or employees of the Company and its Subsidiaries will not be deemed to be Affiliates of an Equityholder for purposes hereof solely by reason of being officers, directors or employees of the Company or any of its Subsidiaries.

         "Agreement" - this Equityholders Agreement and the Exhibits hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Antidilution Warrant" - individually, a warrant to purchase a share of Class D Common Stock, and collectively, 180,000 warrants to purchase 180,000 shares of Class D Common Stock (adjusted for any stock splits, reverse splits or other events giving rise to antidilution adjustments under the BarTech 1996 Warrants and the BarTech Financing Warrants occurring after the Closing Date), that will be issued by the Company to the USX Investors or the Kobe Investors, as applicable, upon a USX Exchange Event or a Kobe Exchange Event, each of which warrants (i) has an exercise price of $.01 per share of Class D Common Stock (which exercise price is paid automatically upon exercise through the reduction of the number of shares of Common Stock received pursuant thereto by operation of a customary "cashless exercise" provision) and (ii) will be exercised as provided in the following sentence; provided, however, that (A) if a BarTech 1996 Warrant expires or otherwise terminates without having been exercised, the aggregate number of outstanding Antidilution Warrants and Antidilution Warrants which remain unissued out of the original 180,000 Antidilution Warrants will be reduced by a total of .42857 warrants (with outstanding Antidilution Warrants automatically being canceled (proportionately among the holders thereof, if more than one), and the number of remaining unissued Antidilution Warrants automatically being reduced, proportionally based upon the respective number of outstanding Antidilution Warrants and unissued Antidilution Warrants at that time), (B) if a BarTech Financing Warrant expires or otherwise terminates without having been exercised, the aggregate number of outstanding Antidilution Warrants and Antidilution Warrants which remain unissued out of the original 180,000 Antidilution Warrants will be reduced by a total of .14816 (with outstanding Antidilution Warrants automatically being canceled (proportionately among the holders thereof, if more than one), and the number of remaining unissued Antidilution Warrants automatically being reduced, proportionally based upon the respective number of outstanding Antidilution Warrants and unissued Antidilution Warrants at that time). Upon the exercise of BarTech 1996 Warrants or BarTech Financing Warrants,
(a) if both a USX Exchange Event and a Kobe Exchange Event previously have occurred and Antidilution Warrants then remain issued and outstanding, one outstanding Antidilution Warrant will be exercised (proportionately among the holders of outstanding Antidilution Warrants) unconditionally and automatically by its terms (with no action being required on the part of the holder thereof) with respect to the exercise of 2.333341 BarTech 1996 Warrants or 6.74946 BarTech Financing Warrants, as applicable, (b) if either a USX Exchange Event or a Kobe Exchange Event, but not both, previously has occurred, (i) if Antidilution Warrants then remain issued and outstanding, a fraction of one outstanding Antidilution Warrant will be exercised (proportionately among the holders of outstanding Antidilution Warrants) unconditionally and automatically by its terms (with no action being required on the part of the holder thereof) with respect to the exercise of 2.333341 BarTech 1996 Warrants or 6.74946 BarTech Financing Warrants, as applicable, with the numerator of such fraction being the number of RTI Holdings Common Units that were owned immediately prior to such Exchange Event by USX RTI Holdings (if it was a USX Exchange Event) or Kobe RTI Holdings (if it was a Kobe Exchange Event) and the denominator of which is the number of RTI Holdings Common Units owned by USX RTI Holdings and Kobe RTI Holdings in the aggregate immediately prior to such Exchange Event and (ii) if Antidilution Warrants remain unissued, a fraction of one unissued Antidilution Warrant automatically will be eliminated, with such fraction being equal to 1 minus the fraction described in the immediately preceding clause (i), and (c) if neither a USX Exchange Event nor a Kobe Exchange Event previously have occurred and Antidilution Warrants remain unissued, one unissued Antidilution Warrant automatically will be eliminated with respect to the exercise of 2.333341 BarTech 1996 Warrants or 6.74946 BarTech Financing Warrants, as applicable.

         "BarTech Financing Warrants" - has the meaning given to such term in the Master Restructuring Agreement.

         "BarTech 1996 Warrants" - 91,609 warrants to purchase shares of Class A Common Stock of the Company issued in connection with a previous financing of the Company.

         "Beneficial Owner" or "beneficial owner" (including, with correlative meanings, the terms "beneficial ownership" and "beneficially owns") has the meaning attributed to it in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" (as such term is used in Sections 13(d)(3) of the Exchange Act) shall be deemed to have Beneficial Ownership of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or is exercisable only upon the occurrence of a subsequent condition.

         "Board" - the Board of Directors of the Company.

         "Business Day" - a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Certificate of Incorporation" - the Amended and Restated Certificate of Incorporation of the Company as of the Closing Date attached as Exhibit A hereto, as the same may be amended from time to time.

         "Closing" - the closing of the Contemplated Transactions; "Closing Date" means the date on which the Closing occurs.

         "Contemplated Transactions" - has the meaning given to such term in the Master Restructuring Agreement.

         "Demand Registration Group" - (i) in the event that a demand registration is requested pursuant to Section 3.8 hereof, the Initiating Party and any other holder or combination of holders of demand registration rights pursuant to Section 3.8 hereof who also requests a demand registration in connection therewith (thereby using one of its demand registration rights), together with each such holder's respective Affiliates, or (ii) in the event that a demand registration is requested pursuant to any other demand registration rights granted by the Company, the holders of Common Stock entitled to include their shares in such demand registration on a priority basis pursuant to such other demand registration rights.

         "Equityholders" - collectively, (i) the Stockholders, (ii) the Company,
(iii) RES Holding, (iv) prior to a USX Exchange Event, the USX Investors and (v) prior to a Kobe Exchange Event, the Kobe Investors, in each case including any of their Permitted Transferees hereunder, and "Equityholder" means any one of the Equityholders.

         "Exchange Event" - a USX Exchange Event or Kobe Exchange Event, as applicable.

         "Exchange Merger Agreement" - the agreement to be entered into in accordance with Section 4.1 among the Company, USX, any Subsidiaries of USX that are direct or indirect parents of USX RTI Holdings and USX RTI Holdings, in connection with a USX Exchange Event, or the Company, Kobe Delaware, any Subsidiaries of Kobe Delaware that are direct or indirect parents of Kobe RTI Holdings and Kobe RTI Holdings in connection with a Kobe Exchange Event, as applicable, in the form attached hereto as Exhibit B (or in such other form as is agreed to by the Company, BCPII and USX or Kobe, as applicable, in accordance with the express provisions of Section 4.1).

         "Former Management Members" - collectively, James Powers and Dennis Bozic, former members of management of the Company.

         "fully diluted basis" - for the purpose of calculating the percentage of shares of Common Stock owned by any Person on a fully diluted basis, such calculation will assume that (i) all outstanding interests in the Company convertible into or exchangeable or exercisable for Common Stock or rights to acquire or receive Common Stock (including without limitation Antidilution Warrants and the Series C Preferred Stock) were then converted into, exchanged or exercised for shares of Common Stock (whether or not then convertible, exchangeable or exercisable), (ii) all outstanding RTI Holdings Series C Preferred Units were then converted into RTI Holdings Common Units, and (iii) all shares of Common Stock and Antidilution Warrants which would be issued pursuant to this Agreement if a USX Exchange Event and Kobe Exchange Event then occurred were then issued.

         "Initial Public Offering" - the initial primary sale by the Company of shares of Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act, other than the USWA Offering.

         "Kobe Exchange Event" - the closing of an exchange by the Kobe Investors of their RTI Holdings Common Units for shares of Class D Common Stock and Antidilution Warrants pursuant to Section 4.1 hereof.

         "Management Stockholders" - directors, officers and employees of the Company and its Subsidiaries who hold Common Stock or options, warrants or other rights exercisable or exchangeable for or convertible into Common Stock and who are parties to this Agreement as of the date hereof or become additional parties to this Agreement in accordance with Section 5.12.

         "own" or "ownership" - for the purpose of calculating the number or percentage of shares of Common Stock owned by any Person while the Blackstone Investors are partners of the Partnerships, such calculation will include with respect to the Common Stock owned by the Blackstone Investors, and exclude with respect to the Common Stock owned by the Partnerships, the shares of Common Stock (and any options or warrants to obtain Common Stock) held by the Partnerships which constitute "Class B Assets" under the Partnership Agreements.

         "Partnership Agreements" - (i) the Amended and Restated Limited Partnership Agreement relating to Holdings, dated as of April 2, 1996 and amended as of the date hereof, among the Class A Partners named therein, BCPII and Blackstone Family Investment Partnership II L.P., as the Class B Partners and (ii) the Limited Partnership Agreement relating to Offshore Holdings, dated as of April 1, 1996 and amended as of the date hereof, among the Class A Partners named therein, the Class B General Partners named therein and Blackstone Offshore Capital Partners II L.P., as the Class B Limited Partner.

         "Permitted Transferee" - any Person to whom a Blackstone Investor, a Partnership, a Veritas Investor, a USX Investor, a Kobe Investor, a FirstEnergy Investor, a Sumitomo Investor, a Triumph Investor, a First Dominion Investor, a TCW Investor or a Management Stockholder transfers shares of Common Stock, Series C Preferred Stock, Antidilution Warrants or RTI Holdings Units, as applicable, in accordance with the terms of this Agreement and who is required to, and does, become bound by the terms of this Agreement that were applicable to the transferor, and includes any Person to whom a Permitted Transferee (as thus defined) of a Blackstone Investor, a Partnership, a Veritas Investor, a USX Investor, a Kobe Investor, a FirstEnergy Investor, a Sumitomo Investor, a Triumph Investor, a First Dominion Investor, a TCW Investor or a Management Stockholder (or a Permitted Transferee of a Permitted Transferee) so further transfers shares of Common Stock, Series C Preferred Stock, Antidilution Warrants or RTI Holdings Units and who is required to, and does, become bound by the terms of this Agreement.

         "Person" - any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

         "Primary Common Stock" - collectively, as of any time of determination thereof, (i) all shares of Common Stock issued and outstanding and (ii) an additional number of shares of Common Stock equal to the product of (A) .259733, multiplied by (B) the number of BarTech Financing Warrants that remain issued and outstanding at such time of determination.

         "Public Offering" - the sale of shares of Common Stock of the Company to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act, other than the USWA Offering.

         "Registration Expenses" - any and all out-of-pocket expenses incident to the performance by the Company Parties of, or compliance by the Company Parties with, Section 3.7 or 3.8 hereof, including, without limitation, (i) all SEC, stock exchange, National Association of Securities Dealers, Inc. and other comparable regulatory agencies, registration and filing fees, (ii) all out-of-pocket fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (iii) all out-of-pocket printing, third-party duplicating, messenger and delivery expenses (including expenses of printing certificates for the shares of Common Stock to be registered in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) the fees and disbursements of counsel for the Company Parties and of their independent certified public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) the reasonable fees and disbursements of one firm of attorneys ("Holders' Counsel") selected by the Stockholders who own a majority of the shares of Common Stock to be included in the proposed registration, (vi) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions applicable to shares owned by Stockholders, (vii) liability insurance if the Company so desires or if the underwriters so require,
(viii) the reasonable fees and expenses of any special experts retained by the Company Parties in connection with the requested registration, but excluding transfer taxes, if any and (ix) all out-of-pocket fees and expenses incurred in connection with the listing of the shares of Common Stock on any securities exchange or quotation on any inter-dealer quotation system.

         "RTI Holdings LLC Agreement" - the limited liability company agreement of RTI Holdings.

         "RTI Holdings Series A Preferred Units" - Class A Units of RTI Holdings (as defined in the RTI Holdings LLC Agreement).

         "RTI Holdings Series C Preferred Units" - Class C Units of RTI Holdings (as defined in the RTI Holdings LLC Agreement).

         "RTI Holdings Common Units" - Class B Units of RTI Holdings (as defined in the RTI Holdings LLC Agreement), together with any right hereunder to receive Antidilution Warrants upon the exchange of such units for Common Stock of the Company pursuant to a USX Exchange Event or Kobe Exchange Event, as applicable.

         "RTI Holdings Units" - collectively, the RTI Holdings Common Units, RTI Holdings Series A Preferred Units and RTI Holdings Series C Preferred Units.

         "SEC" - the United States Securities and Exchange Commission.

         "Securities Act" - the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

         "Stockholders" - collectively, (i) the Blackstone Investors, (ii) the Partnerships, (iii) the Veritas Investors, (iv) the Management Stockholders, (v) from and after a USX Exchange Event, the USX Investors, (vi) from and after a Kobe Exchange Event, the Kobe Investors, (vii) the FirstEnergy Investors, (viii) the Sumitomo Investors, (ix) the Triumph Investors, (x) the First Dominion Investors and (xi) the TCW Investors, in each case including any of their Permitted Transferees hereunder, and "Stockholder" means any one of the Stockholders.

         "Transaction Documents" - will have the meaning given to such term in the Master Restructuring Agreement.

         "Transfer" - any transfer, sale, gift, assignment, exchange, mortgage, pledge, hypothecation, bequest, devise or other disposition of any Common Stock, options or warrants to acquire Common Stock (including the right to receive Antidilution Warrants), Series C Preferred Stock or RTI Holdings Units, or any interest therein.

         "USWA Offering" - the sale of Common Stock to employees of the Company and its Subsidiaries who are members of the USWA pursuant to the Company's existing commitment to engage in such offering following the Closing Date.

         "USX Exchange Event" - the closing of an exchange by the USX Investors of their RTI Holdings Common Units for shares of Class D Common Stock and Antidilution Warrants in accordance with Section 4.1 hereof.

         1.2 Other Definitions. The following terms are defined in the Sections indicated:


             Term                                                        Section
             ----                                                        -------
             BCPII                                                  Introduction
             Blackstone Directors                                         2.1(d)
             Blackstone Investors                                   Introduction
             Capital Expenditure Plan                                     2.2(f)
             Cause                                                        2.1(m)
             Class A Common Stock                                     Background
             Class B Common Stock                                     Background
             Class C Common Stock                                     Background
             Class D Common Stock                                     Background
             Common Stock                                             Background
             Company                                                Introduction
             Company Parties                                        Introduction
             Demand Notice                                                3.8(f)
             Drag-Along Notice                                            3.6(b)
             Dragging Stockholder                                         3.6(a)
             Exchange Merger                                              4.1(c)
             Exchange Merger Consideration                                4.1(c)
             Exchange Notice                                              4.1(b)
             First Dominion                                         Introduction
             First Dominion Investors
             FirstEnergy                                            Introduction
             FirstEnergy Investors                                  Introduction
             FirstEnergy Request                                          3.8(e)
             First Offer                                                  3.2(b)
             Holder                                                      3.10(a)
             Holders' Counsel                                                1.1
             Holdings                                               Introduction
             Indemnified Parties                                         3.10(a)
             -------------------------------------------------------------------

             Term                                                        Section
             ----                                                        -------
             Initiating Party                                             3.7(a)
             IPO Basket                                                   2.2(d)
             Kobe                                                   Introduction
             Kobe Directors                                               2.1(d)
             Kobe Exchange Right                                          4.1(b)
             Kobe Investors                                         Introduction
             Kobe Parties                                           Introduction
             Kobe Request                                         3.8(d), 3.8(e)
             Kobe RTI Holdings                                      Introduction
             Losses                                                      3.10(a)
             Management Equity Basket                                     2.2(d)
             Master Restructuring Agreement                           Background
             Non-Initiating Parties                                       3.7(a)
             Offshore Holdings                                      Introduction
             Partnerships                                           Introduction
             Partnerships' Request                                        3.8(b)
             Piggy-Back Shares                                            3.7(a)
             Registrable Securities                                      3.10(a)
             Request                                                      3.8(a)
             RES Holding                                            Introduction
             RTI Holdings                                           Introduction
             RTI Unit Adjustment Event                                    4.2(a)
             Series B Preferred Stock                                 Background
             Series C Preferred Stock                                 Background
             SOFIIB                                                 Introduction
             SOFIII                                                 Introduction
             Sumitomo                                               Introduction
             Sumitomo Investors                                     Introduction
             Tagging Equityholders                                        3.5(a)
             TCI-II                                                 Introduction
             Third Party                                             3.2, 3.6(a)
             Transferring Stockholder                                     3.5(a)
             Triumph                                                Introduction
             Triumph Investors                                      Introduction
             TCWLIT                                                 Introduction
             TCWLITII                                               Introduction
             TCWSOFII                                               Introduction
             TCW Investors                                          Introduction
             USS/Kobe                                                 Background
             USX                                                    Introduction
             USX Directors                                                2.1(d)
             USX Exchange Right                                           4.1(b)
             USX Investors                                          Introduction
             -------------------------------------------------------------------

             Term                                                        Section
             ----                                                        -------
             USX Parties                                            Introduction
             USX Request                                                  3.8(c)
             USX RTI Holdings                                       Introduction
             Valuer                                                       2.2(g)
             Veritas Capital                                        Introduction
             Veritas Directors                                            2.1(d)
             Veritas Investors                                      Introduction

         1.3 Other Definitional Provisions; Interpretation. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified.

         (b) The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement.

         (c) The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms.


                                    SECTION 2

                                   GOVERNANCE

         2.1 Board of Directors. (a) The Board shall consist of thirteen (13) directors.

                  (b) Each of the Stockholders and the Company agrees to take all action necessary to cause each of the designees described in Section 2.1(d) below to be elected or appointed to the Board concurrently with the Closing, including without limitation, seeking and accepting resignations of incumbent directors.

                  (c) Each committee of the Board will include a USX Director, a Kobe Director and a Veritas Director (provided that at least one such director position is then filled and unless the Equityholder appointing such director(s) shall otherwise agree).

                  (d) Each Stockholder agrees that as long as this Agreement is in effect it will vote all of the shares of voting capital stock of the Company owned or held of record by it, or cause all of the shares of voting capital stock of the Company Beneficially Owned by it to be voted, to elect and, during such period, to continue in office a Board, in addition to the director elected by the holder of the Series B Preferred Stock, consisting solely of the following (subject to the other provisions of this Section 2.1):

                  (i) six designees of BCPII, subject to Section 2.1(j) below (the "Blackstone Directors");

                  (ii) two designees of Veritas Capital (the "Veritas
                  Directors");

                  (iii) two designees of USX (the "USX Directors"); and

                  (iv) two designees of Kobe (the "Kobe Directors");

provided that such designation rights will be transferable (subject to the prior written consent of BCPII, such consent not to be unreasonably withheld) upon any Transfer by any of the Equityholders, and will be subject to the following provisions.

                  (e) The director designation right of BCPII will reduce (i) to five if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 25% of the Common Stock on a fully diluted basis, (ii) to four if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 20% of the Common Stock on a fully diluted basis, (iii) to three if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 17.5% of the Common Stock on a fully diluted basis, (iv) to two if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 15% of the Common Stock on a fully diluted basis, (v) to one if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 7.5% of the Common Stock on a fully diluted, and (vi) to zero if BCPII and the Blackstone Investors that are Affiliates of BCPII, directly and indirectly, collectively own Common Stock representing less than 5% of the Common Stock on a fully diluted basis.

                  (f) The director designation right of Veritas Capital will reduce (i) to one if Veritas Capital and any other Veritas Investors that are Affiliates of Veritas Capital, directly and indirectly, collectively own Common Stock representing less than 7.5% of the Common Stock on a fully diluted basis, and (ii) to zero if Veritas Capital and any other Veritas Investors that are Affiliates of Veritas Capital, directly and indirectly, collectively own Common Stock representing less than 5% of the Common Stock on a fully diluted basis.

                  (g) The director designation right of USX will reduce (i) to one if USX and any other USX Investors that are Affiliates of USX, directly and indirectly, collectively own Common Stock representing less than 7.5% of the Common Stock on a fully diluted basis, and (ii) to zero if USX and any other USX Investors that are Affiliates of USX, directly and indirectly, collectively own Common Stock representing less than 5% of the Common Stock on a fully diluted basis.

                  (h) The director designation right of Kobe will reduce (i) to one if Kobe and any other Kobe Investors that are Affiliates of Kobe, directly and indirectly, collectively own Common Stock representing less than 7.5% of the Common Stock on a fully diluted basis, and

(ii) to zero if Kobe and any other Kobe Investors that are Affiliates of Kobe, directly and indirectly, collectively own Common Stock representing less than 5% of the Common Stock on a fully diluted basis.

                  (i) At any time at the request of BCPII (provided that BCPII is then entitled to designate six Blackstone Directors pursuant to this Section 2.1), the number of Blackstone Directors will be increased such that BCPII thereafter has the right to designate a majority of the entire Board (e.g., eight out of fifteen directors), and the size of the Board will be expanded to the extent necessary to create director vacancies in connection therewith (subject to subsequent reduction in the number of Blackstone Directors pursuant to Section 2.1(e) hereof).

                  (j) If BCPII, Veritas Capital, USX RTI Holdings or Kobe RTI Holdings notifies the other Equityholders in writing of its desire to remove, with or without Cause, any director of the Company previously designated by it, each Stockholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company Beneficially Owned or held of record by it, him or her so as to remove such director or, upon request, each Stockholder will promptly execute and return to the Company any written resolution to such effect. In the event that any of such persons is no longer entitled pursuant to this Section 2.1 to designate a director previously designated by such Equityholder(s), such director promptly will be removed from the Board, and each Stockholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company Beneficially Owned or held of record by it so as to remove such director or, upon request, each Stockholder will promptly execute and return to the Company any written resolution to such effect. No removal pursuant to Delaware Law of an individual designated pursuant to this
Section 2.1 will affect any of the rights of the Stockholders to designate a different individual.

                  (k) If the Board shall determine in good faith in the exercise of its fiduciary duties, based on the advice of outside counsel, that nomination of any person designated by any of the Equityholders for election to the Board would not be in the best interests of the Company, then the Company shall promptly notify such Equityholder of such determination in writing and thereafter the designating party shall have a period of no less than five (5) Business Days to designate a new person for nomination for election to the Board as such party's designee as the case may be.

                  (l) Each of the Stockholders agrees that if, at any time, it is then entitled to vote for the removal of directors of the Company other than its own designee(s), it will not take such action by written consent unless such removal shall be for Cause. Removal for "Cause" shall mean removal of a director because of such director's (a) willful and continued failure to substantially perform his or her duties as a director of the Company, (b) willful and continued conduct inconsistent with the good faith exercise of his or her fiduciary obligations and which is significantly injurious to the Company, monetarily or otherwise, or (c) conviction for, or guilty plea to, a felony.

                  (m) If any director previously designated by BCPII, Veritas Capital, USX RTI Holdings or Kobe RTI Holdings ceases to serve on the Board (whether by reason of death, resignation, removal or otherwise), the person who designated such director will be entitled to designate a successor director to fill the vacancy created thereby, and each Stockholder will vote (to the extent eligible to vote) all of the shares of voting capital stock of the Company Beneficially Owned or held of record by it or him or her in favor of such designation or, upon request, each Stockholder will promptly execute and return to the Company any written resolution to such effect.

                  (n) In order to effectuate this Section 2.1, each Stockholder hereby grants to the other Stockholders or any of them an irrevocable proxy to vote, during the period specified in (a) above, all of the shares of voting capital stock of the Company owned by the grantor of the proxy for the election and removal of directors in accordance with this Section 2.1.

                  (o) Each Stockholder agrees to indemnify and hold harmless the Company, each other Stockholder and each remaining director from and against any and all Losses to which the Company and the other Stockholders, as the case may be, may be subject, insofar as such Losses arise out of or are based upon the removal, in accordance with the specific provisions of this Section 2.1, of any director previously designated by it pursuant to this Section 2.1, and will reimburse the Company and the other Stockholders, as the case may be, in connection with investigating or defending any such loss, claim, damage, liability or action.

                  2.2 Fundamental Issues. Actions by the Stockholders or the Board will be taken as provided by law or the Certificate of Incorporation, provided that (A) for so long as USX and other USX Investors that are Affiliates of USX retain the right under Section 2.1 to designate at least one USX Director, the Company (including in its capacity as the managing member of RTI Holdings), RTI Holdings (including in its capacity as the managing member of RTI
Opco) and the Stockholders shall not take and shall cause not to be taken, any actions involving the following without the affirmative vote or written consent of at least one USX Director designated by USX (if such action is subject to a Board vote or consent) or USX (if such action is subject to a Stockholder vote or consent) in their absolute discretion, and (B) for so long as Kobe and other Kobe Investors that are Affiliates of Kobe retain the right under Section 2.1 to designate at least one Kobe Director, the Company (including in its capacity as the managing member of RTI Holdings), RTI Holdings (including in its capacity as the managing member of RTI Opco) and the Stockholders shall not take, and shall cause not to be taken, any actions involving the following without the affirmative vote or written consent of at least one Kobe Director designated by Kobe (if such action is subject to a Board vote or consent) or Kobe (if such action is subject to a Stockholder vote or consent) in their absolute discretion (and neither a USX Director nor a Kobe Director will be deemed to have voted in favor of any action subject to a Board vote unless he or she was present at the meeting where such vote was taken and in fact cast an affirmative vote, nor to have consented to any action subject to a written Board consent unless he or she has in fact executed such consent):

                  (a) The appointment or dismissal of the independent auditors of the Company or any of its Subsidiaries, provided that the Blackstone Directors will have the right to nominate new independent auditors subject to the consent of USX or a USX

         Director, and of Kobe or a Kobe Director, as applicable, which consents shall not be unreasonably withheld;

                  (b) the execution, modification or termination of any material contract between the Company or any of its Subsidiaries and any Affiliate (other than the Company or any of its Subsidiaries) of (i) BCPII, (ii) any other Blackstone Investor that is an Affiliate of BCPII, (iii) any Blackstone Investor that is not an Affiliate of BCPII but has, together with such Blackstone Investor's Affiliates, the right to designate a majority of the Board, or (iv) Veritas Capital, other than:

                             (A) the Transaction Documents or associated
                  contracts relating to the payment of monitoring fees or transaction fees in accordance with any of the Transaction Documents;

                             (B) contracts relating to the purchase or sale by
                  the Company or any of its Subsidiaries of products or services in the ordinary course of business on terms that are no less favorable than those that could have been obtained in a comparable transaction on an arm's-length basis from an unaffiliated Person;

                             (C) contracts relating to the provision of
                  financial advisory services on terms that are no less favorable than those that could have been obtained in a comparable transaction on an arms-length basis from an unaffiliated Person (and, in the case of this clause (iii), subject to prior consultation with USX and Kobe (provided that such investor at the time has consent rights pursuant to this
                  Section 2.2)); or

                             (D) contracts relating to the sale by the Company
                  or any of its Subsidiaries of the business relating to the Baltimore Stainless and Specialty Plant, 3501 East Biddle Street, Baltimore, MD, and the Canton Special Metals Plant, 201 Harrison Avenue, S.W., Canton, OH, provided that the aggregate purchase price for such plants is at least $35 million;

                  (c) the payment by the Company or any of its Subsidiaries of any fees to any Equityholder, other than monitoring fees pursuant to the terms of any of the Transaction Documents;

                  (d) except for issuances (i) pursuant to the Contemplated Transactions, (ii) pursuant to Sections 2.2(g), 3.11, 4.1 and 4.2 hereof, (iii) upon the exercise of options, warrants, convertible securities and other rights to acquire Common Stock outstanding on the date hereof (including those being issued in connection with the consummation of the Contemplated Transactions) or issued or granted following the date hereof in accordance with the terms of this Agreement or (iv) by Subsidiaries of RTI Holdings to RTI Holdings or to other RTI Holdings Subsidiaries, the issuance by the Company or any of its direct or indirect Subsidiaries of any equity interests therein, or rights to acquire or receive any equity interests therein, other than:

                             (i) prior to the issuance of any shares of Common
                  Stock under the IPO Basket (but in no event thereafter), the issuance of Common Stock, and the issuance or grant of options, warrants and other rights to acquire Common Stock, in each case to directors, officers, employees and consultants of the Company or any of its Subsidiaries on terms and conditions approved by a majority of the Board; provided that at no time shall the aggregate number of shares of Common Stock issued and outstanding pursuant to this clause (i) (whether issued directly or as a result of the exercise of options, warrants or other rights issued pursuant to this clause (i)), together with the aggregate number of shares of Common Stock issuable upon the exercise of options, warrants and rights to receive shares of Common Stock issued and outstanding pursuant to this clause (i) (whether or not vested), exceed 775,000 shares of Common Stock (adjusted for any stock splits, reverse splits or similar events occurring after the Closing Date) (the "Management Equity Basket"); and provided, further, that the issuance price (in the case of direct sales of Common Stock) or the exercise price (in the case of grants of options, warrants or other rights to acquire shares of Common Stock) per share of Common Stock shall be payable in cash and at least equal to the fair market value of a share of Common Stock at the time of such sale (in the case of direct sales of Common Stock) or grant (in the case of options, warrants or other rights to acquire shares of Common Stock), and in no event less than $55.88 per share of Common Stock (adjusted for any stock splits, reverse splits or similar events occurring after the Closing Date); and

                             (ii) pursuant to an Initial Public Offering, the
                  issuance of up to that number of shares of Common Stock equal to the sum of (I) 1,033,000 shares of Common Stock (adjusted for any stock splits, reverse splits or similar events occurring after the Closing Date) and (II) up to 259,000 shares of Common Stock (adjusted for any stock splits, reverse splits or similar events occurring after the Closing Date) to the extent of remaining issuance capacity in the Management Equity Basket (subject, solely in the case of this clause
                  (II), to the consent of USX and Kobe (provided that such investor at the time has consent rights pursuant to this paragraph (d)), such consent not to be unreasonably withheld) (the "IPO Basket"), subject to Section 3.11 hereof;

                  (e) the incurrence of (i) indebtedness (as determined in accordance with GAAP, including any leasing arrangements or other financings treated as indebtedness in accordance with GAAP), or (ii) off-balance sheet obligations that are economically substantially equivalent to indebtedness, by the Company or any of its Subsidiaries, other than:

                             (A)  pursuant to the Contemplated Transactions;

                             (B) refinancings of indebtedness or such
                  off-balance sheet obligations of the Company or any of its Subsidiaries existing at the time of the Closing or subsequently incurred other than in violation of the terms of this Agreement;

                             (C) incurrences of indebtedness pursuant to undrawn
                  commitments under credit facilities in effect at the Closing; and

                             (D) incurrences of other additional incremental
                  indebtedness and/or such off-balance sheet arrangements in the aggregate not exceeding $500 million;

                  (f) the making of capital expenditures by the Company or any of its Subsidiaries during the five year period commencing on the Closing Date, other than:

                             (i) capital expenditures contained in the five year
                  capital spending plan included in the Company Disclosure Letter (the "Capital Expenditure Plan"); and

                             (ii) additions or modifications to the Capital
                  Expenditure Plan, subject to an aggregate limitation of an additional $50 million of capital expenditures pursuant to such additions and modifications; provided that acquisitions of the businesses of other Persons (whether by acquisition of equity interests or assets) will not constitute "capital expenditures" for purposes of this paragraph (f);

                  (g) the merger of the Company or any of its material Subsidiaries into any other Person, the merger of any other Person into the Company or any of its Subsidiaries (other than pursuant to Section
         4.1 hereof) or the acquisition by the Company or any of its Subsidiaries of the capital stock or assets of any other Person, other than;

                             (i) the merger of wholly owned Subsidiaries of the
                  Company into the Company or any other wholly owned Subsidiary of the Company;

                             (ii) a merger of the Company or any of its
                  Subsidiaries into an unaffiliated third party on an arms-length basis that results in an all-cash payment to the USX Investors and the Kobe Investors with respect to all of their shares of Common Stock and/or RTI Holdings Common Units, as applicable (subject to the second following proviso), provided that such payment is on the same economic terms as those received by the majority Stockholders of the Company, including the same per share economic consideration; provided, however, that if Stockholders other than the USX Investors and the Kobe Investors are to receive economic consideration other than cash for their shares of Common Stock (in whole or in part), the USX Investors and Kobe Investors shall be entitled to receive cash consideration (from one or more Persons designated by the Blackstone Investors) in an amount per share equal to the fair market value of the non-cash economic consideration to be received by such other Stockholders, and in such event USX, Kobe and the Company promptly shall negotiate in good faith to reach agreement as to the fair market value of such non-cash economic consideration; and provided, further, that if USX, Kobe and the Company fail to reach such agreement within 10 Business Days following notice to USX and Kobe of the terms of such non-cash economic consideration, the fair market value of such non-cash economic consideration shall be determined as follows: (A) if USX, Kobe and the Company can agree on a single nationally recognized independent investment banking firm (a "Valuer") to act as appraiser within five Business Days after the end of such 10 Business Day period, such Valuer promptly shall determine the fair market value of such non-cash economic consideration (and the Company will bear 71.5% of the costs of such Valuer and the USX Investors and Kobe Investors together will bear 28.5% of the costs of such Valuer), or (B) if USX, Kobe and the Company cannot agree on a single Valuer within five Business Days after the end of such 10 Business Day period, within two Business Days thereafter the Company shall select a Valuer and USX and Kobe together shall select a second Valuer, each of which promptly shall determine the fair market value of such non-cash economic consideration, and (I) if the valuations of such two Valuers differ by an amount which is twenty percent or less of the higher valuation, the fair market value of such non-cash economic consideration shall be calculated by averaging the valuations of such two Valuers (and the Company will bear the costs of the Valuer it selects and the USX Investors and Kobe Investors together will bear the costs of the Valuer they select), or (II) if the valuations of such two Valuers differ by an amount which is more than twenty percent of the higher valuation, within two Business Days thereafter the two Valuers shall select a third Valuer, which Valuer promptly shall make its own valuation and shall choose the valuation performed by the first two Valuers which most closely reflects its own valuation, and the valuation so selected will be deemed to constitute the fair market value of such non-cash economic consideration (and if such third Valuer is used, the Company will bear 71.5% of the costs of such Valuer and the USX Investors and Kobe Investors together will bear 28.5% of the costs of such Valuer);

                             (iii) a merger of an unaffiliated third party into
                  the Company or any of its Subsidiaries or the acquisition by the Company or any of its Subsidiaries of the capital stock or assets of any other Person, provided that the consideration paid by the Company and its Subsidiaries in connection therewith (A) does not cause the Company or any of its Subsidiaries to issue Common Stock in excess of what is then available under paragraph (d) above or (B) require the Company and its Subsidiaries to incur indebtedness in excess of what is then permitted under paragraph (e) above;

                  (h) the sale of 67% or more of the consolidated assets of the Company and its Subsidiaries calculated on the basis of the net book value of such assets as of the date of the most recent audited financial statements of the Company and its Subsidiaries prior to the date of such sale other than in a transaction or series of related transactions that results in the complete liquidation of the Company with an all-cash payment to the USX Investors and the Kobe Investors with respect to all of their shares of Common Stock and/or RTI Holdings Common Units, as applicable; provided, however, that if Stockholders other than the USX Investors and the Kobe Investors are to receive economic consideration other than cash for their shares of Common Stock (in whole or in part), the USX Investors and Kobe Investors shall be entitled to receive cash consideration (from one or more Persons designated by the Blackstone Investors) in an amount per share equal to the fair market value of the non-cash economic consideration to be received by such other Stockholders, and in such event USX, Kobe and the Company promptly shall negotiate in good faith to reach agreement as to the fair market value of such non-cash economic consideration; and provided, further, that if USX, Kobe and the Company fail to reach such agreement within 10 Business Days following notice to USX and Kobe of the terms of such non-cash economic consideration, the fair market value of such non-cash economic consideration shall be determined as follows: (A) if USX, Kobe and the Company can agree on a single Valuer to act as appraiser within five Business Days after the end of such 10 Business Day period, such Valuer promptly shall determine the fair market value of such non-cash economic consideration (and the Company will bear 71.5% of the costs of such Valuer and the USX Investors and Kobe Investors together will bear 28.5% of the costs of such Valuer), or (B) if USX, Kobe and the Company cannot agree on a single Valuer within five Business Days after the end of such 10 Business Day period, within two Business Days thereafter the Company shall select a Valuer and USX and Kobe together shall select a second Valuer, each of which promptly shall determine the fair market value of such non-cash economic consideration, and (I) if the valuations of such two Valuers differ by an amount which is twenty percent or less of the higher valuation, the fair market value of such non-cash economic consideration shall be calculated by averaging the valuations of such two Valuers (and the Company will bear the costs of the Valuer it selects and the USX Investors and Kobe Investors together will bear the costs of the Valuer they select), or (II) if the valuations of such two Valuers differ by an amount which is more than twenty percent of the higher valuation, within two Business Days thereafter the two Valuers shall select a third Valuer, which Valuer promptly shall make its own valuation and shall choose the valuation performed by the first two Valuers which most closely reflects its own valuation, and the valuation so selected will be deemed to constitute the fair market value of such non-cash economic consideration (and if such third Valuer is used, the Company will bear 71.5% of the costs of such Valuer and the USX Investors and Kobe Investors together will bear 28.5% of the costs of such Valuer);

                  (i) the entry of the Company or any of its Subsidiaries into a material new line of business, other than steelmaking, steel finishing, steel processing, steel distributing or transporting of steel products;

                  (j) (i) the commencing of a voluntary bankruptcy proceeding, liquidation or dissolution with respect to the Company or any of its material Subsidiaries, (ii) changes to the structure of RTI Holdings as a limited liability company or (iii) adverse changes to the terms of the USX Investors' and Kobe Investors' Common Stock or RTI Holdings Common Units (provided that issuances of additional Common Stock or RTI Holdings Common Units or amendments to this Agreement otherwise expressly permitted pursuant to this Agreement will not be considered adverse); or

                  (k) the payment of any distributions in respect of the Common Stock prior to the consummation of a USX Exchange Event (with respect to the affirmative vote or written consent of a USX Director) or Kobe Exchange Event (with respect to the affirmative vote or written consent of a Kobe Director), other than to the extent of distributions received by the Company from RTI Holdings that were made to all members of RTI Holdings on a pro rata basis.

                  Notwithstanding anything contained herein, the parties will not, and will cause their respective Affiliates not to, circumvent the provisions of this Section 2 through any direct or indirect act or omission.


                                    SECTION 3

                                    TRANSFERS

         3.1 Limitations on Transfer. (a) Each Equityholder hereby agrees that, except for Transfers of Common Stock effected by such Equityholder pursuant to an effective registration statement filed under the Securities Act, no Transfer shall occur unless the Company has been furnished with an opinion of counsel customary in transactions of this type to the effect that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act.

                  (b) Each Equityholder hereby agrees that, except for (i) Transfers of Common Stock in connection with a Public Offering, (ii) Transfers of Common Stock pursuant to Rule 144 under the Securities Act, (iii) Transfers of Common Stock, Series C Preferred Stock or RTI Holdings Common Units to the Company in one or more transactions approved by the Board, (iv) Transfers of RTI Holdings Common Units pursuant to Section 4.1 and (v) Transfers of Common Stock or Series C Preferred Stock pursuant to Section 3.6 (drag-along transfers), no Transfer shall occur unless the transferee shall agree in writing by delivering a transfer acknowledgment in form and substance reasonably acceptable to the Company (with copies to USX, Kobe, Veritas, Blackstone, Sumitomo, FirstEnergy, First Dominion, Triumph, TCI-II, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII) to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement. The Company agrees that the issuance of Common Stock by the Company in an Initial Public Offering will be made solely in the form of Class D Common Stock.

                  (c) Notwithstanding anything contained herein to the contrary, each Equityholder hereby agrees that, except for (i) Transfers to the Company in transactions that are approved by the Board, (ii) Transfers pursuant to Section 3.2(a) (transfers to Affiliates and among Equityholders), (iii) Transfers pursuant to Section 3.2(b) (transfers following termination of the lockup period), (iv) Transfers pursuant to
         Section 3.5 (tag-along transfers), (v) Transfers pursuant to Section
         3.6 (drag-along transfers), (vi) Transfers pursuant to Section 3.7 (piggyback registration transfers), (vii) Transfers pursuant to Section
         3.8 (demand registration transfers) or (viii) Transfers of Common Stock pursuant to Rule 144 under the Securities Act commencing 90 days after consummation of an Initial Public Offering, and subject to Section 3.9 (lock-up in connection with other registrations), a Transfer of Common Stock (or any options or warrants to acquire Common Stock) or Series C Preferred Stock by any such

         Equityholder may occur only with BCPII's prior written consent. Each of the USX Investors, the Kobe Investors, the Company and RES Holding hereby agrees that, except for (i) Transfers of RTI Holdings Common Units to the Company in transactions approved by the Board, (ii) Transfers of RTI Holdings Common Units pursuant to Section 3.2(a) and
         (iii) Transfers of RTI Holdings Common Units pursuant to Sections 4.1 and 4.2, it will not Transfer any RTI Holdings Units owned by it to any Person without the prior written consent of BCPII. The Company hereby agrees that, except for Transfers of RTI Holdings Units to the Company or among Subsidiaries of the Company, neither the Company nor any of its Subsidiaries will Transfer any RTI Holdings Units owned by it to any Person without the prior written consent of USX (for so long as USX RTI Holdings owns any RTI Holdings Common Units) and Kobe (for so long as Kobe RTI Holdings owns any RTI Holdings Common Units).

                  (d) The parties will not, and will cause their Affiliates not to, circumvent the provisions of this Section 3 through any direct or indirect act or omission, including without limitation by causing the Partnerships to keep in effect partnership arrangements satisfactory to the Blackstone Investors, the Veritas Investors, USX, Kobe, Sumitomo, FirstEnergy, First Dominion, Triumph, TCI-II, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII whereby the partners of the Partnerships will not be permitted to Transfer their partnership interests in a manner that circumvents the provisions of this Section 3.

                  (e) Prior to the consummation of a USX Exchange Event, USX will maintain USX RTI Holdings as a direct or indirect wholly owned Subsidiary of USX, and will not engage in, directly or indirectly, any transfer (other than among wholly owned Subsidiaries of USX), sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of the capital stock of USX RTI Holdings or of any entity directly or indirectly owning any such capital stock (other than USX itself).

                  (f) Prior to the consummation of a Kobe Exchange Event, Kobe will maintain Kobe RTI Holdings as a direct or indirect Subsidiary of Kobe (i) of which Kobe directly or indirectly owns at least 90% of the outstanding capital stock (by vote and by value) and (ii) which is wholly owned by its immediate parent, and will not engage in, directly or indirectly, any transfer (other than among wholly owned Subsidiaries of Kobe), sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of the capital stock of Kobe RTI Holdings or of any entity directly or indirectly owning any such capital stock (other than Kobe itself). Prior to the consummation of a Kobe Exchange Event, to the extent that any Subsidiary of Kobe directly or indirectly owning shares of the outstanding capital stock of RTI Holdings is less than wholly owned by Kobe, Kobe will not grant to any other stockholders therein the right to participate in the control or management of such Subsidiary or to designate directors (or the equivalent) of such Subsidiary.

         3.2 Transfers to Affiliates and Among Equityholders; Termination of Lockup Period.

                  (a) Notwithstanding anything contained herein to the contrary, but subject to compliance with applicable securities laws, (i) each of the Blackstone Investors, the Veritas Investors, the USX Investors, the Kobe Investors, the Sumitomo Investors, the FirstEnergy Investors, the Triumph Investors, the First Dominion Investors, the TCW Investors and the Management Stockholders will be entitled, from time to time, to Transfer any or all of the shares of Common Stock, Antidilution Warrants and Series C Preferred Stock owned by him or it to (A) any of his or its Affiliates who agree by delivery of a transfer acknowledgment in form and substance reasonably acceptable to the Company to become a party to, and be bound to the same extent as its transferor by the terms of, this Agreement or (B) any of the other Equityholders (provided that no Transfers will be effected by USX RTI Holdings or any other USX Investors who are Affiliates of USX RTI Holdings or by Kobe RTI Holdings or any other Kobe Investors who are Affiliates of Kobe RTI Holdings under this clause (B) for less than the fair market value of any Common Stock Transferred for so long as USX RTI Holdings and Kobe RTI Holdings are subject to indemnification obligations under Section 18.2 or Section 18.5(a) of the Master Restructuring Agreement unless the Transferee expressly assumes in writing in a form reasonably acceptable to the Company all of the indemnification obligations of the transferor relating to the Common Stock being Transferred), (ii) prior to the consummation of either a USX Exchange Event or a Kobe Exchange Event, each of USX RTI Holdings and Kobe RTI Holdings will be entitled, from time to time, to Transfer any or all of the RTI Holdings Common Units owned by it to each other (provided that no such Transfer will be effected if it would result in a termination of RTI Holdings under Section 708 of the Internal Revenue Code of 1986, as amended, and provided, further, that no Transfers will be effected by USX RTI Holdings or by Kobe RTI Holdings under this clause (ii) for less than the Held Unit Value of such RTI Holdings Common Units for so long as USX RTI Holdings and Kobe RTI Holdings are subject to indemnification obligations under Section 18.2 or Section 18.5(a) of the Master Restructuring Agreement unless the Transferee expressly assumes in writing in a form reasonably acceptable to the Company all of the indemnification obligations of the transferor relating to the RTI Holdings Common Units being Transferred, and each of the Company and RES Holding agrees that it will not Transfer any RTI Holdings Units for less than the Held Unit Value of such RTI Holdings Units for so long as the Company is subject to indemnification obligations under Section 18.3 or Section 18.5(b) of the Master Restructuring Agreement), and (iii) each of Triumph and TCI-II will be entitled, in connection with its liquidation, to Transfer all of the shares of Common Stock owned by it to its partners who agree by delivery of a transfer acknowledgment in form and substance reasonably acceptable to the Company to become a party to, and be bound to the same extent as Triumph or TCI-II, as applicable, by the terms of, this Agreement. Any Transfer by a Blackstone Investor or any of its Affiliates to any of its stockholders (or other equity owners) of any or all of the shares of Common Stock beneficially owned by it (including a distribution of such shares of Common Stock upon a liquidation of a Blackstone Investor or any of its Affiliates or otherwise) will be deemed to be a Transfer to an Affiliate of a Blackstone Investor for purposes of this Section 3.2(a).

                  (b) If the Company has not consummated an Initial Public Offering on or prior to the third anniversary of the Closing Date, the USX Investors, the Kobe Investors, the Veritas Investors (including with respect to shares of Common Stock held as Class A Assets of the Partnerships), the Sumitomo Investors, the FirstEnergy Investors, the Triumph Investors, the First Dominion Investors and the TCW Investors thereafter will be entitled to Transfer shares of Common Stock and Series C Preferred Stock and Antidilution Warrants without obtaining the prior written consent of BCPII (but subject to the other provisions of this Agreement) pursuant to this Section 3.2(b) as follows. Except as set forth in Section 3.1(c)(i) through (viii) above, commencing on the third anniversary of the Closing Date, if at any time prior to the fifth anniversary of the Closing Date any of the USX Investors, the Kobe Investors, the Veritas Investors, the Sumitomo Investors, the FirstEnergy Investors, the Triumph Investors, the First Dominion Investors or the TCW Investors proposes to Transfer shares of Common Stock, shares of Series C Preferred Stock and/or Antidilution Warrants pursuant to this Section 3.2(b), it first shall make an irrevocable written offer to the Company and the Blackstone Investors to sell to them the shares of Common Stock, shares of Series C Preferred Stock and/or Antidilution Warrants that it proposes to Transfer (a "First Offer"), setting forth the number of shares of Common Stock and Antidilution Warrants offered to be sold, the cash purchase price per share for such Common Stock and/or Series C Preferred Stock and per warrant for such Antidilution Warrants and any other terms and conditions of such First Offer. Upon written notice to such Stockholder not more than fifteen (15) Business Days following receipt of the notice from such Stockholder described in the preceding sentence, the Blackstone Investors (or their designee, including the Company if it so agrees) shall have the right (but not the obligation) to irrevocably elect to purchase all (but not less than all) of the shares of Common Stock, shares of Series C Preferred Stock and Antidilution Warrants offered in the First Offer (on the terms and conditions set forth in the First Offer, and if they so elect, such Transfer to the Blackstone Investors (or their designee) shall be consummated as promptly as practicable (but in any event within twenty (20) Business Days following such election, subject to any delays resulting from regulatory approvals). If the Blackstone Investors elect not to purchase (or designate a purchaser for) such offered shares of Common Stock, shares of Series C Preferred Stock and Antidilution Warrants (including by failing to provide the irrevocable purchase notice described in the preceding sentence within the specified time period), such Stockholder thereafter shall be permitted to sell all (but not less than all) of the shares of Common Stock, shares of Series C Preferred Stock and Antidilution Warrants offered in the First Offer to any Person, provided that a definitive agreement with respect to such sale shall have been entered into with such Person within 150 days following the Blackstone Investors' election not to purchase (or designate a purchaser for) such shares, and provided further that such sale shall be on terms and conditions no more favorable to such purchaser than those offered to the Blackstone Investors in the First Offer (including without limitation at a price per share of Common Stock, share of Series C Preferred Stock and warrant at least equal to that offered to the Blackstone Investors in the First Offer); provided, however, that if the consideration to be paid by such Person includes non-cash economic consideration, the total price per share and warrant (including the fair market value of such non-cash economic consideration) shall be at least equal to the cash price per share and warrant offered to the Blackstone Investors in the First Offer, and in such event USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB or SOFIII, as applicable, and BCPII promptly shall negotiate in good faith to reach agreement as to the fair market value of such non-cash economic consideration; and provided, further, that if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB or SOFIII, as applicable, and BCPII fail to reach such agreement within 10 Business Days following notice to BCPII of the terms of such non-cash economic consideration, the fair market value of such non-cash economic consideration shall be determined as follows: (A) if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB or SOFIII, as applicable, and BCPII can agree on a single Valuer within five Business Days after the end of such 10 Business Day period, such Valuer promptly shall determine the fair market value of such non-cash economic consideration (and each of the Transferring USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Dominion Investors or TCW Investors, as applicable, together will bear a pro rata portion of the costs of such Valuer and the Company will bear the remainder of such costs), or (B) if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB or SOFIII, as applicable, and BCPII cannot agree on a single Valuer within five Business Days after the end of such 10 Business Day period, within two Business Days thereafter BCPII shall select a Valuer and USX, Kobe Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Dominion, TCWLIT, TCWLITII, TCWSOFII, SOFIIB or SOFIII, as applicable, shall select a second Valuer, each of which promptly shall determine the fair market value of such non-cash economic consideration, and (I) if the valuations of such two Valuers differ by an amount which is twenty percent or less of the higher valuation, the fair market value of such non-cash economic consideration shall be calculated by averaging the valuations of such two Valuers (and the Company will bear the costs of the Valuer BCPII selects and the Transferring USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Dominion Investors or TCW Investors, as applicable, together will bear the costs of the Valuer they select), or (II) if the valuations of such two Valuers differ by an amount which is more than twenty percent of the higher valuation, within two Business Days thereafter the two Valuers shall select a third Valuer, which Valuer promptly shall make its own valuation and shall choose the valuation performed by the first two Valuers which most closely reflects its own valuation, and the valuation so selected will be deemed to constitute the fair market value of such non-cash economic consideration (and if such third Valuer is used, each of the Transferring USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Dominion Investors or TCW Investors, as applicable, together will bear a pro rata share of the costs of such Valuer and the Company will bear the remainder of such cost). From and after the fifth anniversary of the Closing Date, the USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Dominion Investors and TCW Investors may Transfer shares of Common Stock and Antidilution Warrants pursuant to this Section 3.2(b) without the prior consent of BCPII and without being required to make a First Offer to the Company or the Blackstone Investors (but subject to the other provisions of this Agreement).

         3.3 Effect of Void Transfers. In the event of any purported Transfer in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

         3.4 Legend on Securities. RTI Holdings Units will be issued solely in uncertificated "book-entry" form. Each certificate representing unregistered shares of Common Stock, options, warrants or securities convertible into Common Stock issued by the Company will bear the following legend on the face thereof, in the case of Common Stock, or an equivalent legend in the case of options, warrants or convertible securities:

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN EQUITYHOLDERS AGREEMENT AMONG BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND II L.P., BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L. P., BRW STEEL HOLDINGS, L.P., BRW STEEL OFFSHORE HOLDINGS, L.P. AND EACH OTHER EQUITYHOLDER PARTY THERETO AND REPUBLIC TECHNOLOGIES INTERNATIONAL, INC. (THE "COMPANY") DATED AUGUST 13, 1999, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH EQUITYHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH EQUITYHOLDERS AGREEMENT."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (COLLECTIVELY, A TRANSFER) UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO EFFECTIVE UNDER THE SECURITIES ACT, (B) IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH TRANSFER IS EXEMPT FROM OR NOT SUBJECT TO THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR (C) A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION, SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH TRANSFER."

         3.5 Tag-Along Rights. (a) With respect to any proposed Transfer of Common Stock permitted hereunder (other than Transfers permitted by Section 3.2(a), Transfers in connection with a Public Offering and Transfers pursuant to Rule 144 under the Securities Act) by (A) Blackstone Investors (including any Transfer of Common Stock held directly or as a Class B Asset of a Partnership) or (B) Veritas Investors (including any Transfer of Common Stock held directly or as a Class A Asset of a Partnership), (in either such case, such Transferring Stockholder(s), collectively, the "Transferring Stockholder", provided that if both clause (A) and clause (B) would otherwise initially be applicable to the same transaction, only clause (A) shall be deemed to apply to such transaction, and for purposes of the pro ration formula set forth below in this Section 3.5(a) such Transferring Stockholder shall be deemed to have proposed to Transfer all of the Common Stock initially proposed to be Transferred by the Blackstone Investors and Veritas Investors in connection with such transaction), the Transferring Stockholder will not Transfer such Common Stock, and the USX Investors, Kobe Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Dominion Investors, TCW Investors, Veritas Investors and Partnerships (with respect to Class A Assets) (if such Transferring Stockholder is a Blackstone Investor), and Blackstone Investors and Partnerships (with respect to Class B Assets) (if such Transferring Stockholder is a Veritas Investor) (collectively, the "Tagging Equityholders") will have the right but not the obligation to require the Transferring Stockholder not to Transfer such Common Stock unless the proposed transferee purchases from each such Tagging Equityholder who so elects a number of shares of Common Stock equal to the number derived by multiplying (x) the total number of shares of Common Stock Beneficially Owned by the Tagging Equityholder by (y) a fraction, the numerator of which is the total number of shares of Common Stock that the Transferring Stockholder ultimately is permitted to Transfer to such transferee (pursuant to this Section 3.5(a) and any other tag-along rights to which such Transferring Stockholder is subject) and the denominator of which is the total number of shares of Common Stock Beneficially Owned by the Transferring Stockholder prior to such Transfer, and at the same price per share of Common Stock and upon the same economic terms and subject to the same conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to the Transferring Stockholder; provided, that in order to be entitled to exercise its right to sell shares of Common Stock to the proposed transferee pursuant to this Section 3.5, each Tagging Equityholder must agree to make to the transferee such reasonable representations, warranties, covenants, indemnities and agreements as the transferee may require in connection with the proposed Transfer of the shares of Common Stock of the Transferring Stockholder (provided that they shall be made proportionally, severally and not jointly, and provided, further, that Tagging Equityholders will not be required to make any representation, warranty, covenant, indemnity or agreement not also being made by the Transferring Stockholder); and provided, further, that if the Transferring Stockholder is other than BCPII and/or other Blackstone Investors that are Affiliates of BCPII, or Veritas Capital and/or other Veritas Investors that are Affiliates of BCPII, an Equityholder shall only be entitled to participate in a Transfer as a Tagging Equityholder pursuant to this Section 3.5 if such Equityholder and its Affiliates collectively owned, directly and indirectly on a fully diluted basis, fewer shares of Common Stock than the Transferring Stockholder and its Affiliates collectively owned, directly and indirectly on a fully diluted basis, at the time such Transferring Stockholder became a Stockholder of the Company; and provided, further, that, following consummation of an Initial Public Offering, an Equityholder shall only be entitled to participate in a Transfer as a Tagging Equityholder pursuant to this Section 3.5 if such Equityholder and its Affiliates collectively own, directly and indirectly on a fully diluted basis, fewer shares of Common Stock than the Transferring Stockholder and its Affiliates collectively own, directly and indirectly on a fully diluted basis, immediately prior to such proposed Transfer.

                  (b) The Transferring Stockholder will give, or cause to be given, written notice to each Tagging Equityholder of each proposed Transfer giving rise to the rights of such Tagging Equityholder set forth in the first sentence of Section 3.5(a) promptly after reaching agreement regarding a Transfer with the Transferee, but in no event less than fifteen (15) Business Days prior to the proposed consummation of such Transfer, setting forth the number of shares of Common Stock proposed to be so Transferred by the Transferring Stockholder, the name and address of the proposed transferee, the proposed amount and form of consideration (and if such consideration is in part or in whole other than cash, the Transferring Stockholder will provide such information, to the extent reasonably available to the Transferring Stockholder, relating to such consideration as the Tagging Equityholder may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of the Transfer, including payment offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 3.5 and has agreed to purchase all the shares of Common Stock which the Tagging Equityholder is entitled to Transfer in accordance with the terms hereof. The Transferring Stockholder will deliver or cause to be delivered to each Tagging Equityholder copies of all transaction documents relating to the proposed Transfer which shall include provisions relating to the Transfer by the Tagging Equityholder (including draft and final versions of such documents) promptly as the same become available. The tag-along rights provided by this Section
         3.5 must be irrevocably exercised by each Tagging Equityholder within ten (10) Business Days following receipt of the notice required by the first sentence of this Section 3.5(b) (or will be deemed not to be exercised for purposes of such Transfer by the Transferring Stockholder), by delivery of a written notice to the Transferring Stockholder indicating the desire of such Tagging Equityholder to exercise its rights and specifying the number of shares of Common Stock it desires to sell. The Transferring Stockholder will be entitled under this Section 3.5 to Transfer to the proposed transferee the number of shares of Common Stock calculated in accordance with Section 3.5(a).

                  (c) If any Tagging Equityholder exercises its rights under
         Section 3.5(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised will take place concurrently with the closing of the sale of the Transferring Stockholder's Common Stock; provided, however, that the sale of the Transferring Stockholder's Common Stock and each Tagging Equityholder's Common Stock will be delayed to the extent necessary (up to a maximum of 60 days (provided, however, that, in the event of any request for additional information from a regulatory authority, such 60 day period shall be extended for an additional 30 days), after which such sale may be consummated by the remaining Equityholders without further regard to the requirements of this Section 3.5) for each such Equityholder to obtain any necessary regulatory approvals in connection with such Transfers (including without limitation regulatory approvals relating to the consummation of a USX Exchange Event and/or Kobe Exchange Event, as applicable), and each such Equityholder and the Company agrees to use its reasonable best efforts to obtain any regulatory approvals necessary for its Transfer as promptly as possible and to assist such other Equityholders in all reasonable respects in obtaining any regulatory approvals necessary for their Transfers.

         3.6 Drag-Along Rights. (a) So long as this Agreement remains in effect and the Blackstone Investors and their Affiliates collectively own, directly and indirectly on a fully diluted basis, at least 31% of the Common Stock, if any of the Blackstone Investors receives a bona fide offer from a Person other than a Blackstone Investor or any of its Affiliates (a "Third Party") to purchase in an arms'-length transaction all, but not less than all, of the outstanding shares of Common Stock owned by the Equityholders (including for such purpose all shares of Common Stock obtainable upon (i) the exercise of then-exercisable options, warrants or other rights to acquire Common Stock (which will be exercised in connection therewith), (ii) the conversion of other then-convertible securities of the Company (including without limitation shares of Series C Preferred Stock) which are convertible into Common Stock (which will be converted in connection therewith, provided that such securities will not be required to be converted into Common Stock (and this Section 3.6 nevertheless will apply with respect to all other Common Stock owned by the holder of such convertible securities and all Common Stock owned by the other Equityholders) if the price per share of Common Stock to be paid by the Third Party is less than the price per share of Common Stock at which such convertible securities are then convertible into Common Stock), and (iii) the occurrence of a USX Exchange Event and Kobe Exchange Event (and a USX Exchange Event and Kobe Exchange Event will be effected in connection therewith if not previously effected), and such offer is accepted by such Blackstone Investor (in such capacity, a "Dragging Stockholder"), then each Equityholder hereby agrees that it will Transfer upon written request by the Blackstone Investors all shares of Common Stock Beneficially Owned by it to such Third Party on the economic terms of the offer so accepted by such Blackstone Investor, including the same economic consideration per share of Common Stock (subject to the following proviso with respect to the form of such consideration) (and each Equityholder will exercise any then-exercisable options, warrants or other rights to acquire or obtain Common Stock and convert any then-convertible securities of the Company into shares of Common Stock as described above in this sentence, and the USX Investors and Kobe Investors will exchange any RTI Holdings Common Units then held by them for shares of Common Stock pursuant to Section 4.1 hereof, in each case upon such written request by the Blackstone Investors); provided, however, that, unless they may otherwise agree, subject to the following two provisos, none of the USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Union Investors or TCW Investors will be required to Transfer any shares of Common Stock pursuant to this Section 3.6(a) unless such Transfer results in an all-cash payment to such investor with respect to all of its shares of Common Stock (with such cash payment in each case to be made by the Third Party or, if the consideration offered by the Third Party does not consist entirely of cash, by one or more other Persons designated by the Blackstone Investors), provided that such payment is on the same economic terms offered to the majority Stockholders of the Company, including the same price per share of Common Stock; and provided, further, that if the Dragging Stockholder is to receive economic consideration other than cash for its shares of Common Stock (in whole or in part), the

USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Union Investors and TCW Investors shall be entitled to receive cash consideration in an amount per share of Common Stock equal to the fair market value of the non-cash economic consideration to be received by the Dragging Stockholder per share of Common Stock, and in such event USX, Kobe, Veritas Capital, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB, SOFIII and the Dragging Stockholder promptly shall negotiate in good faith to reach agreement as to the fair market value of such non-cash economic consideration; and provided, further, that if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB, SOFIII and the Dragging Stockholder fail to reach such agreement within ten (10) Business Days following notice to USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII of the terms of such non-cash economic consideration, the fair market value of such non-cash economic consideration shall be determined as follows: (A) if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB, SOFIII and the Dragging Stockholder can agree on a single Valuer to act as appraiser within five (5) Business Days after the end of such ten (10) Business Day period, such Valuer promptly shall determine the fair market value of such non-cash economic consideration (and the Dragging Stockholder, USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Union Investors and TCW Investors together will equally bear the costs of such Valuer), or (B) if USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB, SOFIII and the Dragging Stockholder cannot agree on a single Valuer within five (5) Business Days after the end of such ten (10) Business Day period, within two (2) Business Days thereafter the Dragging Stockholder shall select a Valuer and USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII together shall select a second Valuer, each of which promptly shall determine the fair market value of such non-cash economic consideration, and (I) if the valuations of such two Valuers differ by an amount which is twenty percent or less of the higher valuation, the fair market value of such non-cash economic consideration shall be calculated by averaging the valuations of such two Valuers (and the Dragging Stockholder will bear the costs of the Valuer it selects and the USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Union Investors and TCW Investors together will bear the costs of the Valuer they select), or (II) if the valuations of such two Valuers differ by an amount which is more than twenty percent of the higher valuation, within two (2) Business Days thereafter the two Valuers shall select a third Valuer, which Valuer promptly shall make its own valuation and shall choose the valuation performed by the first two Valuers which most closely reflects its own valuation, and the valuation so selected will be deemed to constitute the fair market value of such non-cash economic consideration (and if such third Valuer is used, the Dragging Stockholder, USX Investors, Kobe Investors, Veritas Investors, Sumitomo Investors, FirstEnergy Investors, Triumph Investors, First Union Investors and TCW Investors together will equally bear the costs of such Valuer).

                  (b) The Dragging Stockholder will give written notice (the "Drag-Along Notice") to each of the other Equityholders of any proposed Transfer giving rise to the rights of such Dragging Stockholder set forth in Section 3.6(a) as soon as practicable following the acceptance of the offer referred to in Section 3.6(a). The Drag-Along Notice will set forth the total number of shares of Common Stock owned by the Blackstone Investors and proposed to be so Transferred, the name of the proposed transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Dragging Stockholder will provide such information, to the extent reasonably available to the Dragging Stockholder, relating to such consideration as the Equityholder may reasonably request in order to evaluate such non-cash consideration) and the other terms and conditions of the offer. The Dragging Stockholder will notify USX, Kobe, Veritas, Sumitomo, FirstEnergy, Triumph, TCI-II, First Union, TCWLIT, TCWLITII, TCWSOFII, SOFIIB and SOFIII at least fifteen (15) Business Days in advance of entering into a definitive agreement in connection with such offer if any of such Equityholders will be required to sign any agreement containing representations, warranties and indemnities and will provide in advance to each of the other Equityholders subject to the Drag-Along Notice a copy of all agreements or drafts thereof relating to the offer including the representations, warranties and indemnities proposed to be made by such Equityholders. In any such agreement such Equityholders will be required to make to the transferee such reasonable representations, warranties and indemnities as the Dragging Stockholder so long as they are made severally and not jointly and in proportion to the number of shares of Common Stock being Transferred by each Equityholder, and provided that each such Equityholder's liability therefore is limited to the proceeds it receives from such sale. The Company will pay the reasonable fees and expenses of one counsel for the other Equityholders as well as counsel for the Blackstone Investors in connection with any transaction referred to in this Section 3.6. If the Transfer referred to in the Drag-Along Notice is not consummated within 120 days from the date of the Drag-Along Notice, the Dragging Stockholder will deliver another Drag-Along Notice and comply with all its other obligations under this Section 3.6 in order to exercise its rights hereunder with respect to such Transfer or any other Transfer. The sale of each Equityholder's Common Stock pursuant to this Section
         3.6 will be delayed to the extent necessary for each Equityholder to obtain any necessary regulatory approvals in connection with such Transfers (including without limitation regulatory approvals relating to the consummation of a USX Exchange Event and/or Kobe Exchange Event, as applicable), and each Equityholder and the Company agrees to use its reasonable best efforts to obtain any regulatory approvals necessary for its Transfer as promptly as possible and to assist the other Equityholders in all reasonable respects in obtaining any regulatory approvals necessary for their Transfers.

         3.7 Piggyback Rights. (a) Each time the Company is planning to file a registration statement under the Securities Act (other than (i) a registration statement on Form S-4 or S-8 or any similar or successor form, (ii) in connection with the USWA Offering or (iii) in connection with an Initial Public Offering consisting solely of shares registered for the account of the Company) in connection with the proposed offer and sale of Common Stock (or other equity securities) for the account of the Company or any securityholder of the Company (in either such case, the "Initiating Party"), the Company will give prompt written notice thereof to each of the Blackstone Investors, the Partnerships, the Veritas Investors, the USX Investors, the Kobe Investors, the Sumitomo Investors, the FirstEnergy Investors, the Triumph Investors, the First

Dominion Investors, the TCW Investors and the Management Stockholders regarding the rights of such parties (collectively, the "Non-Initiating Parties") under this Section 3.7, at least twenty (20) Business Days prior to the anticipated filing date of such registration statement. Upon the written request of any member of the Non-Initiating Parties made within ten (10) Business Days after the receipt of any such notice from the Company, which request will specify the shares of Common Stock (the "Piggy-Back Shares") intended to be disposed of by such member in such offering, the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Piggy-Back Shares which the Company has been so requested to register by such Persons to the extent required to permit the disposition of the Piggy-Back Shares to be registered; provided, that (i) if, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Initiating Party will determine for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to each holder of Piggy-Back Shares and thereupon will be relieved of its obligation to register any Piggy-Back Shares in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice, however, to the rights of any holders of Piggy-Back Shares entitled to request that such registration be effected as a demand registration under Section 3.8, (ii) if such registration involves an underwritten offering, each holder of Piggy-Back Shares requesting to be included in the Company's registration must sell its shares to the underwriters on the same terms and conditions as reasonably apply to the Initiating Parties and (iii) each holder of Piggy-Back Shares shall be permitted to withdraw all or part of such holder's Piggy-Back Shares from a piggy-back registration at any time prior to the effective date thereof; provided, that the Company shall be entitled to reimbursement from the holder of such withdrawn Piggy-Back Shares for any Registration Expenses incurred by the Company solely as a result of the registration of such Piggy-Back Shares.

                  (b) If a registration pursuant to this Section 3.7 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, the number of shares of Common Stock which the Initiating Party, the holders of Piggy-Back Shares and any other Persons intend to include in such registration exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the shares of Common Stock can be sold), then the Company will include the number of shares of Common Stock in such registration based on the following order of priority: (A) in the event that the Company or a Person other than a Stockholder exercising demand registration rights is the Initiating Party, (i) first, the shares of Common Stock which such Initiating Party proposes to sell, (ii) second, the Piggy-Back Shares and any other shares of Common Stock requested to be registered pursuant to piggy-back registration rights granted by the Company, allocated pro rata among holders of Piggy-Back Shares and such other shares of Common Stock based on the number of shares requested to be registered and (iii) third, any other shares of Common Stock eligible for such registration, if any, (B) in the event that a Stockholder is the Initiating Party, (i) first, the shares of Common Stock that each holder that is a member of a Demand Registration Group has requested to be included in such registration pursuant to Section 3.8(a) or pursuant to other demand registration rights granted by the Company, allocated pro rata among the members of such Demand Registration Group based on their respective Beneficial Ownership on a fully diluted basis, (ii) second, the shares of Common Stock that holders of Common Stock have requested be included in such registration pursuant to Section 3.7(a) or pursuant to other piggy-back registration rights granted by the Company, allocated pro rata among such holders based on the number of shares requested to be registered, (iii) third, the shares of Common Stock which the Company proposes to sell on its own account, if any, and (iv) fourth, any other shares of Common Stock that are eligible for such registration, if any.

                  (c) No registration of Piggy-Back Shares effected pursuant to a request under this Section 3.7 shall be deemed to have been effected pursuant to Section 3.8 hereof or shall relieve the Company of its obligations under Section 3.8 hereof.

         3.8 Demand Registrations. (a) Provided the Blackstone Investors collectively own, directly or indirectly through the Partnerships as Class B Assets, at least 5% of the Common Stock on a fully diluted basis, upon the written request from time to time (a "Request") of any Blackstone Investor or any Affiliate of a Blackstone Investor that holds Common Stock that the Company effect the registration under the Securities Act of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by such Blackstone Investors and Affiliates, directly or indirectly through the Partnerships as Class B Assets, the Company will as expeditiously as practicable file a registration statement and use its reasonable best efforts to effect the registration under the Securities Act and the "Blue Sky" laws of such jurisdictions as any holder of shares of Common Stock being registered under such registration or any underwriter, if any, reasonably requests of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided, however, that the Company shall not be required to effect more than three effective registrations pursuant to this Section 3.8(a); and provided, further, that the Company shall not be required to effect a registration pursuant to this Section 3.8(a) during the 180 days following consummation of an Initial Public Offering; and provided, further, that neither of the two 5% requirements set forth in this sentence will be applicable to a Request to the extent that the Blackstone Investors were subject to cutbacks pursuant to Section 3.7(b) or Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements).

                  (b) If (i) the Blackstone Investors shall have previously realized at least $45 million of net cash proceeds from the sale of Common Stock in one or more transactions yielding at least a 20% compounded annualized internal rate of return on the entire initial investment by them (without ascribing any value to any remaining shares of Common Stock held by the Blackstone Investors), (ii) the Blackstone Investors have not sold any shares of Common Stock, either directly or through the Partnerships, within the preceding 180-day period and (iii) the Partnerships (as Class A Assets) and the Veritas Investors own at least 5% of the outstanding Common Stock on a fully diluted basis, then the Veritas Investors and the Partnerships (acting pursuant to a determination by the Veritas Investors) shall have the right to make one written request to the Company (a

         "Partnerships' Request") that the Company effect the registration under the Securities Act of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by the Partnerships and the Veritas Investors, whereupon the Company will as expeditiously as practicable file a registration statement and use its reasonable best efforts to effect the registration under the Securities Act and the "Blue Sky" laws of such jurisdictions as any holder of shares of Common Stock being registered under such registration or any underwriter, if any, reasonably requests of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided that neither of the two 5% requirements set forth in this sentence will be applicable to a Request to the extent that the Veritas Investors and/or the Partnerships (with respect to Class A Assets) were subject to cutbacks pursuant to Section 3.7(b) or
         Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements). In addition, commencing 180 days after consummation of an Initial Public Offering, if the Veritas Investors and the Partnerships own in the aggregate at least 5% of the outstanding Common Stock on a fully diluted basis, then the Veritas Investors and the Partnerships (acting pursuant to a determination of the Veritas Investors) shall have the right to make one additional Partnerships' Request to the Company that the Company effect the registration under the Securities Act of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by the Veritas Investors and the Partnerships, whereupon the Company will as expeditiously as practicable use its reasonable best efforts to effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided that neither of the two 5% requirements set forth in this sentence will be applicable to a Request to the extent that the Veritas Investors and/or the Partnerships (with respect to Class A Assets) were subject to cutbacks pursuant to Section 3.7(b) or Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements); and provided, further, that if an Equityholder other than a Partnership or a Veritas Investor is an Initiating Party, the Partnerships and the Veritas Investors may make a Partnerships' Request in connection with such registration notwithstanding the 180 day requirement set forth in this sentence, and thereafter such 180 day requirement will no longer apply to Partnerships' Requests. In addition, if the Blackstone Investors no longer have any right to make a Request pursuant to Section 3.8(a), then the Veritas Investors and the Partnerships (with respect to Class A Assets) shall have the right to make one additional Partnerships' Request pursuant to this Section 3.8(b) (without regard to clauses (i), (ii) and (iii) of the first sentence hereof). Notwithstanding the foregoing, the Company shall not be required to commence a registration pursuant to this paragraph (b) within 180 days following the effectiveness of a registration by the Company (A) pursuant to this paragraph (b) or (B) which entitled the Veritas Investors to "piggy-back" rights pursuant to Section 3.7 hereof (provided that the Veritas Investors were permitted to sell all of the shares they requested pursuant to such piggy-back rights).

                  (c) Commencing 180 days after consummation of an Initial Public Offering of the Company's Common Stock, if the USX Investors own at least 5% of the outstanding Common Stock on a fully diluted basis at the time of each such request, then the USX Investors shall have the right to make three written requests (each a "USX Request") to the Company that the Company effect the registration under the Securities Act and the "Blue Sky" laws of such jurisdictions as any holder of shares of Common Stock being registered under such registration or any underwriter, if any, reasonably requests of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by the USX Investors, whereupon the Company will as expeditiously as practicable file a registration statement and use its reasonable best efforts to effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days or longer if so required pursuant to Section 3.8(h) hereof; provided that the Company shall not be required to commence a registration pursuant to this paragraph (c) within 180 days following the effectiveness of a registration by the Company (A) pursuant to this paragraph (c) or (B) which entitled the USX Investors to "piggy-back" rights pursuant to Section 3.7 hereof (provided that the USX Investors were permitted to sell all of the shares they requested pursuant to such piggy-back rights); and provided, further, that neither of the two 5% requirements set forth in this sentence will be applicable to a USX Request to the extent that the USX Investors were subject to cutbacks pursuant to Section 3.7(b) or Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements); and provided, further, that if an Equityholder other than a USX Investor is an Initiating Party, the USX Investors may make a USX Request in connection with such registration notwithstanding the 180 day requirement set forth in the first clause of this sentence, and thereafter such 180 day requirement will no longer apply to USX Requests.

                  (d) Commencing 180 days after consummation of an Initial Public Offering of the Company's Common Stock, if the Kobe Investors own at least 5% of the outstanding Common Stock on a fully diluted basis at the time of each such request, then the Kobe Investors will have the right to make three written requests (each a "Kobe Request") to the Company that the Company effect the registration under the Securities Act and the "Blue Sky" laws of such jurisdictions as any holder of shares of Common Stock being registered under such registration or any underwriter, if any, reasonably requests of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by the Kobe Investors, whereupon the Company will as expeditiously as practicable file a registration statement and use its reasonable best efforts to effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided that the Company will not be required to commence a registration pursuant to this paragraph (d) within 180 days following the effectiveness of a registration by the Company (A) pursuant to this paragraph (d) or (B) which entitled the Kobe Investors to "piggy-back" rights pursuant to Section 3.7 hereof (provided that the Kobe Investors were permitted to sell all of the shares they requested pursuant to such piggy-back rights); and provided, further, that neither of the two 5% requirements set forth in this sentence will be applicable to a Kobe Request to the extent that the Kobe Investors were subject to cutbacks pursuant to Section 3.7(b) or Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements); and provided, further, that if an Equityholder other than a Kobe Investor is an Initiating Party, the Kobe Investors may make a Kobe Request in connection with such registration notwithstanding the 180 day requirement set forth in the first clause of this sentence, and thereafter such 180 day requirement will no longer apply to Kobe Requests.

                  (e) Commencing 180 days after consummation of an Initial Public Offering of the Company's Common Stock, if the FirstEnergy Investors own at least 5% of the outstanding Common Stock on a fully diluted basis at the time of each such request, then the FirstEnergy Investors will have the right to make one written request (a "FirstEnergy Request") to the Company that the Company effect the registration under the Securities Act and the "Blue Sky" laws of such jurisdictions as any holder of shares of Common Stock being registered under such registration or any underwriter, if any, reasonably requests of all or part (constituting not less than 5% of outstanding shares) of the shares of Common Stock owned by the FirstEnergy Investors, whereupon the Company will as expeditiously as practicable file a registration statement and use its reasonable best efforts to effect the registration under the Securities Act of such shares and cause such registration statement to remain effective for a period of not less than 180 days; provided that the Company will not be required to commence a registration pursuant to this paragraph (d) within 180 days following the effectiveness of a registration by the Company (A) pursuant to this paragraph (e) or (B) which entitled the FirstEnergy Investors to "piggy-back" rights pursuant to Section 3.7 hereof (provided that the FirstEnergy Investors were permitted to sell all of the shares they requested pursuant to such piggy-back rights); and provided, further, that neither of the two 5% requirements set forth in this sentence will be applicable to a Kobe Request to the extent that the FirstEnergy Investors were subject to cutbacks pursuant to Section 3.7(b) or Section 3.8(h) in their immediately preceding Transfer of Common Stock that resulted in them owning in the aggregate less than 5% of the Common Stock on a fully diluted basis (and therefore being unable to meet such requirements); and provided, further, that if an Equityholder other than a FirstEnergy Investor is an Initiating Party, the FirstEnergy Investors may make a FirstEnergy Request in connection with such registration notwithstanding the 180 day requirement set forth in the first clause of this sentence, and thereafter such 180 day requirement will no longer apply to FirstEnergy Requests.

                  (f) Promptly upon receipt of any request for a demand registration pursuant to paragraphs (a), (b), (c), (d) or (e) of this
         Section 3.8 (but in no event more than five (5) Business Days thereafter), the Company shall serve written notice (a "Demand Notice") of any such registration request to all holders of shares of Common Stock eligible for registration pursuant to Section 3.7, and the Company shall include (subject to provisions of subsection (k) hereof) in such registration shares of Common Stock eligible for registration pursuant to Section 3.7 with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the Demand Notice has been given to it (subject to the other provisions of this Section 3.8). Thereafter, the Company may elect to include in such registration additional shares of Common Stock to be issued by the Company. All requests made pursuant to this Section 3.8(f) shall specify the aggregate amount of shares of Common Stock to be registered and the intended method of distribution of such shares.

                  (g) If the Initiating Party so elects, the offering of shares of Common Stock pursuant to such demand registration shall be in the form of an underwritten offering. If any offering pursuant to a demand registration involves an underwritten offering, the Initiating Party shall have the right to select the managing underwriter or underwriters to administer the offering: provided that such managing underwriter shall be reasonably acceptable to the Company; and provided, further that the Company shall have the right to select one co-managing underwriter reasonably acceptable to such Initiating Party for any such underwritten offering.

                  (h) If a registration pursuant to this Section 3.8 involves an underwritten offering and the managing underwriter or underwriters in good faith advise the Company in writing that, in their opinion, the number of shares of Common Stock requested to be included in such registration exceeds the largest number of shares of Common Stock which can be sold in such offering without having an adverse effect on such offering (including, but not limited to, the price at which the shares of Common Stock can be sold), then the Company will include in such registration the shares of Common Stock sought to be registered therein according to the following order of priority: (i) first, the shares of Common Stock that each holder that is a member of a Demand Registration Group has requested to be included in such registration pursuant to this Section 3.8 or pursuant to other demand registration rights granted by the Company, allocated pro rata among such members of the Demand Registration Group based on their respective Beneficial Ownership on a fully diluted basis, (ii) second, the shares of Common Stock that holders of Common Stock have requested be included in such registration pursuant to Section 3.7(a) or pursuant to other piggy-back registration rights granted by the Company, allocated pro rata among such holders based on the number of shares requested to be registered,
         (iii) third, the shares of Common Stock which the Company proposes to sell on its own account, if any, and (iv) fourth, any other shares of Common Stock that are eligible for such registration, if any.

                  (i) Registrations under this Section 3.8 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Initiating Party and (ii) as shall permit the disposition of such shares in accordance with the intended method or methods of disposition specified in such holders' requests for such registration.

         3.9      Other Registration-Related Matters.

                  (a) Each Equityholder agrees that it will not effect any sales of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the 14 days prior to and up to a 180 day (or such shorter period as may be permitted by the underwriters) period beginning on the effective date of a registration statement relating to an underwritten public offering of Common Stock (whether pursuant to Section 3.7 or 3.8 or otherwise, except as part of such registration) if and to the extent reasonably requested in writing (with reasonable prior written notice) by the managing underwriter of the underwritten public offering or by the Company on their behalf.

                  (b) The Company agrees not to effect any sales of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock during the 14 days prior to and the 180 day period (or such lesser period as may be permitted by the underwriters) beginning on the effective date of any registration statement in which any Equityholder is participating in connection with an underwritten public offering of Common Stock, if and to the extent reasonably requested in writing (with reasonable prior written notice) by the managing underwriter of the underwritten public offering except in connection with the conversion or exercise of previously outstanding options, warrants or other rights (except, in each case, as part of such underwritten offering, if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such forms or as part of any registration of securities for offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement or registration of securities issued solely in an acquisition or business combination). The Company agrees to use reasonable best efforts to obtain from each holder of restricted securities of the Company the same as or similar to those being registered by the Company, or any restricted securities convertible into or exchangeable or exercisable for any of its securities, an agreement not to effect any public sale or distribution of such securities (other than securities purchased in a public offering) during any such period referred to in this paragraph, except as part of any such registration if permitted.

                  (c) The Company may require any Person that is selling shares of Common Stock in a Public Offering pursuant to Section 3.7 or 3.8 to furnish to the Company in writing such information regarding such Person and the distribution of the shares of Common Stock which are included in a Public Offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

                  (d) The Company will pay all Registration Expenses in connection with each registration or proposed registration of Common Stock pursuant to Section 3.7 or 3.8.

                  (e) Before filing a registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Common Stock pursuant to
         Section 3.7 or 3.8, the Company will furnish to Holders and Holders' Counsel copies of all documents proposed to be filed, which documents will be subject to the review of the underwriters and such Holders and their respective counsel and, except in the case of a registration under
         Section 3.7, not file any registration statement or prospectus or amendments or supplements thereto to which the Initiating Party or the underwriters, if any, shall reasonably object.

                  (f) The Company will furnish, without charge, to each seller of Common Stock such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of Common Stock by such seller (it being understood that the Company consents to the use of the prospectus or any amendment or supplement thereto by each of the selling holders of shares of Common Stock and the underwriters, if any, in connection with the offering and sale of the shares of Common Stock covered by the prospectus or any amendment or supplement thereto).

                  (g) The Company will use its reasonable best efforts to register or qualify Common Stock covered by a registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Common Stock owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this paragraph (g), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

                  (h) The Company will use its reasonable best efforts to cause the Common Stock covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller thereof to consummate the disposition thereof.

                  (i) The Company will notify each seller of Common Stock covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, within the appropriate period of the Company's becoming aware that the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act and, in either case, as promptly as practicable thereafter, prepare and furnish, without charge, to such seller a reasonable number of copies of an amended or supplemental prospectus which will correct such statement or omission or effect such compliance.

                  (j) The Company will enter into such customary agreements (including an underwriting and indemnification agreement in customary form) and take such other actions as sellers of such Common Stock or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Common Stock.

                  (k) The Company will make available, upon reasonable notice at reasonable times and for reasonable periods, for inspection by any seller of Common Stock covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause (k) entering into customary confidentiality agreements in a form reasonably acceptable to the Company).

                  (l) The Company will obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the sellers of a majority of the outstanding shares of Common Stock covered by the registration statement shall reasonably request.

                  (m) Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (i) such Stockholder will forthwith discontinue disposition of Common Stock pursuant to the registration statement covering such Common Stock until such Stockholder's receipt of the copies of the amended or supplemented prospectus contemplated by paragraph (i) and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus covering such Common Stock current at the time of receipt of such notice. In the event the Company will give any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to paragraph (i) to and including the date when each seller of Common Stock covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by paragraph (i).

                  (n) The Company will prepare and, in the case of a demand registration, no later than 60 days after a request for a demand registration, file with the SEC a registration statement relating to the shares of Common Stock to be registered including all exhibits and financial statements required by the SEC to be filed therewith, and use its reasonable best efforts to cause such registration statement to become effective under the Securities Act; provided, however, that the Company may discontinue any registration of its securities that are not the securities that are eligible for such registration pursuant to Article 3 hereto.

                  (o) The Company will prepare and file with the SEC such amendments and post-effective amendments to such registration statement and supplements to the prospectus as may be (x) reasonably requested by any participating Holder (to the extent such request relates to information relating to such Holder), or (y) necessary to keep such registration effective for the Demand Period (in the case of a demand registration).

                  (p) The Company will notify the Holders of shares of Common Stock and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as soon as reasonably practicable after notice thereof is received by the Company (i) when the registration statement or any amendment thereto has been filed or becomes effective, when the prospectus or any amendment or supplement to the prospectus has been filed, and, to furnish such Holders and managing underwriter or underwriters, if any, with copies thereof, (ii) of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if, at any time, the representations and warranties of the Company contemplated by paragraph (t) below cease to be true and correct in all material respects and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the shares of Common Stock for offering or sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose.

                  (q) The Company will use reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final prospectus or suspending any qualification of the shares of Common Stock at the earliest possible time.

                  (r) The Company will, if reasonably requested by the managing underwriter or underwriters or a Holder of shares of Common Stock being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Holders of a majority of the shares of Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such shares of Common Stock, including, without limitation, information with respect to the number of shares of Common Stock being sold to, and the purchase price being paid therefor by, such underwriter or underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the shares of Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                  (s) The Company will cooperate with the Holders of shares of Common Stock and the managing underwriter, underwriters or agent, if any, to facilitate the timely preparation and delivery of certificates representing shares of Common Stock to be sold and not bearing any restrictive legends; and enable such shares of Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of shares of Common Stock to the underwriters.

                  (t) The Company will make such representations and warranties to the Holders of shares of Common Stock being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings.

                  (u) The Company will obtain for delivery to the Holders of shares of Common Stock being registered and to the underwriter, underwriters or agent, if any, an opinion or opinions from counsel for the Company dated the effective date of the registration statement and, in the event of an underwritten offering, brought down to the date of execution of the underwriting agreement (if different from such effective date) and to the closing under the underwriting agreement, in customary form, scope and substance, which counsel and opinions shall be reasonably satisfactory to such Holders, underwriters or agents and their respective counsel.

                  (v) The Company will cooperate with each seller of shares of Common Stock and each underwriter or agent, if any, participating in the disposition of such shares of Common Stock and their respective counsel in connection with any filings required to be made with the NASD.

                  (w) The Company will use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

                  (x) The Company will provide and cause to be maintained a transfer agent and registrar for all shares of Common Stock covered by such registration statement from and after a date not later than the effective date of such registration statement.

                  (y) The Company will cause all shares of Common Stock covered by the registration statement to be listed on each securities exchange on which any of the Company's securities are then listed or quoted and on each inter-dealer quotation system on which any of the Company's securities are then quoted.

                  (z) The Company will cause the senior executive officers of the Company to participate in the customary "road show" presentations that may be reasonably requested by the Holders or the managing underwriter in any underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

                  (aa) Holders may seek to register different classes of Common Stock simultaneously and the Company shall use its reasonable best efforts to effect such registration and sale in accordance with the intended method or methods of disposition specified by such Holders.

         3.10 Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3.7 or 3.8, the Company hereby indemnifies and agrees to hold harmless, to the full extent permitted by law, each party hereto who is a holder ("Holder") of securities ("Registrable Securities") covered by such registration statement, each Affiliate of such Holder and their respective directors, officers, employees, advisors and agents or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) (each a "Loss" and collectively "Losses"), joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities that arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or any document incorporated by reference thereto, or (ii) any omission or alleged omission to state therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 3.10(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the transfer of such securities by such Holder.

                  (b) Indemnification by the Holders and Underwriters. In the event of registration of any securities of the Company under the Securities Act pursuant to Sections 3.7 or 3.8 hereof, the Company may require that each selling Holder of Registrable Securities agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) from and against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion in such registration statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such Loss. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the transfer of such securities by such Holder.

                  (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Sections 3.10(a) or 3.10(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party's reasonable judgment, (i) having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the indemnified party, or (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in this Section 3.10 (with appropriate modifications) will be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

                  (e) The indemnification required by this Section 3.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or Losses are incurred.

                  (f) Contribution. If recovery is not available under the foregoing indemnification provisions of this Section 3.10 for any reason other than as expressly specified therein, the parties entitled to indemnification by the terms thereof will be entitled to contribution to liabilities and expenses except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there will be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances.

         Notwithstanding anything in this Section 3.10(f) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 3.l0(f) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.10(f) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations previously referred.

                  (g) Non-Exclusivity. The obligations of the parties under this
         Section 3.10 will be in addition to any liability which any party may otherwise have to any other party.

         3.11 Preemptive Rights. In the event that the Company engages in an Initial Public Offering pursuant to which it issues Common Stock to the public from the IPO Equity Basket, (a) the USX Investors will have the right, upon irrevocable written notice to the Company not less than ten (10) Business Days after receipt of written notice from the Company of its intention to file the initial registration statement in connection with such Initial Public Offering, to purchase in the aggregate in such Initial Public Offering (on the same terms and conditions applicable to public investors purchasing a like number of shares in such offering, and subject to the consummation of such offering) that number of shares of Common Stock equal to the product of (i) the total number of shares of Common Stock issued by the Company in such Initial Public Offering, multiplied by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the USX Investors in the aggregate on a fully diluted basis immediately prior to the Company's receipt of such written notice and the denominator of which is the total number of shares of Common Stock outstanding on a fully diluted basis immediately prior to the Company's receipt of such written notice, and (b) the Kobe Investors will have the right, upon irrevocable written notice to the Company not less than ten (10) Business Days after receipt of written notice from the Company of its intention to file the initial registration statement filed by the Company in connection with such Initial Public Offering, to purchase in the aggregate in such Initial Public Offering (on the same terms and conditions applicable to public investors purchasing a like number of shares in such offering, and subject to the consummation of such offering) that number of shares of Common Stock equal to the product of (i) the total number of shares of Common Stock issued by the Company in such Initial Public Offering, multiplied by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the Kobe Investors in the aggregate on a fully diluted basis immediately prior to the Company's receipt of such written notice and the denominator of which is the total number of shares of Common Stock outstanding on a fully diluted basis immediately prior to the Company's receipt of such written notice. Any shares of Common Stock to be purchased by the USX Investors or the Kobe Investors in an Initial Public Offering pursuant to their rights under this Section 3.11 will not count against the IPO Equity Basket (and the number of shares of Common Stock that the Company may issue in such Initial Public Offering without the favorable vote of a USX Director designated by USX RTI Holdings and a Kobe Director designated by Kobe RTI Holdings therefore will be increased by such number of shares of Common Stock).

                                    SECTION 4

           USX AND KOBE EXCHANGE EVENTS; RTI HOLDINGS UNIT ADJUSTMENTS

         4.1 USX Exchange Events and Kobe Exchange Events. (a) USX agrees that, from the date of its formation through the consummation of a USX Exchange Event, USX RTI Holdings will remain in existence and be in good standing and will engage in no activities and contain no assets or liabilities, other than the holding of RTI Holdings Common Units, Transfers of RTI Holdings Common Units expressly permitted hereby and the incurrence of indebtedness owed to USX or its Affiliates; provided, however, that USX agrees that, prior to the consummation of a USX Exchange Event, USX RTI Holdings will repay in full (or otherwise be relieved of) all indebtedness, and at the time of the consummation of such USX Exchange Event will have no liabilities or obligations relating thereto. Kobe agrees that, from the date of its formation through the consummation of a Kobe Exchange Event, Kobe RTI Holdings will remain in existence and be in good standing and will engage in no activities and contain no assets or liabilities, other than the holding of RTI Holdings Common Units, Transfers of RTI Holdings Common Units expressly permitted hereby and the incurrence of indebtedness owed to Kobe Delaware or its Affiliates; provided, however, that Kobe agrees that, prior to the consummation of a Kobe Exchange Event, Kobe RTI Holdings will repay in full (or otherwise be relieved of) all indebtedness, and at the time of the consummation of such Kobe Exchange Event will have no liabilities or obligations relating thereto. The Company agrees that, through the consummation of a USX Exchange Event, it will keep available a sufficient amount of authorized Class D Common Stock to effect a USX Exchange Event (including the issuance of Antidilution Warrants in connection therewith and the exercise thereof), and through the consummation of a Kobe Exchange Event, it will keep available a sufficient amount of authorized Class D Common Stock to effect a Kobe Exchange Event (including the issuance of Antidilution Warrants in connection therewith and the exercise thereof).

                  (b) At any time after the date hereof:

                             (i) USX RTI Holdings will have the unconditional
                  and absolute right to exchange (pursuant to an Exchange Merger as described in paragraph (c) below, subject to the establishment of another exchange mechanism pursuant to
                  Section 4.1(e) below) all, but not less than all, of the RTI Holdings Common Units then owned by it for shares of Class D Common Stock of the Company and Antidilution Warrants (if applicable) (the "USX Exchange Right"); and

                             (ii) Kobe RTI Holdings will have the unconditional
                  and absolute right to exchange (pursuant to an Exchange Merger as described in paragraph (c) below, subject to the establishment of another exchange mechanism pursuant to
                  Section 4.1(e) below) all, but not less than all, of the RTI Holdings Common Units then owned by it for shares of Class D Common Stock of the Company and Antidilution Warrants (if applicable) (the "Kobe Exchange Right").

         The USX Exchange Right or Kobe Exchange Right shall be exercised by USX or Kobe, as applicable, by giving irrevocable written notice thereof of its election to make such exchange to the Company and to BCPII (the "Exchange Notice") setting forth the percentage of outstanding RTI Holdings Common Units then owned by USX RTI Holdings or Kobe RTI Holdings, as applicable.

                  (c) Within five (5) Business Days following the Company's receipt of an Exchange Notice (or within ten (10) Business Days, if such Exchange Notice includes a proposed alternate exchange mechanism as described in paragraph (e) below) from:

                             (i) USX RTI Holdings, the Company, USX, each
                  Subsidiary of USX that is a direct or indirect parent of USX RTI Holdings (if any) and USX RTI Holdings will enter into an Exchange Merger Agreement pursuant to which, in accordance with the terms thereof and subject to the conditions contained therein, USX RTI Holdings will be merged with and into the Company with the Company surviving (subject to the establishment of a different exchange mechanism pursuant to
                  Section 4.1(e) below) and USX (or its applicable Subsidiary) receiving in consideration thereof (A) that number of shares of Class D Common Stock of the Company equal to the product of
                  (I) the number of shares of Primary Common Stock issued and outstanding immediately prior to the consummation of such merger, multiplied by (II) a fraction the numerator of which is 1 and the denominator of which is the percentage (expressed as a decimal) of the total outstanding RTI Holdings Common Units owned by the Company and its Subsidiaries immediately prior to the consummation of such merger, multiplied by (III) the percentage (expressed as a decimal) of the total issued and outstanding RTI Holdings Common Units owned by USX RTI Holdings immediately prior to the consummation of such merger, and (B) that number of Antidilution Warrants equal to the product of (I) the total number of then-unissued Antidilution Warrants (as provided for in the definition thereof), multiplied by (II) a fraction the numerator of which is the number of RTI Holdings Common Units owned by USX RTI Holdings immediately prior to the consummation of such merger and the denominator of which is the number of RTI Holdings Common Units owned by USX RTI Holdings and Kobe RTI Holdings in the aggregate immediately prior to the consummation of such merger; or

                             (ii) Kobe RTI Holdings, the Company, Kobe Delaware,
                  each Subsidiary of Kobe Delaware that is a direct or indirect parent of Kobe RTI Holdings (if any) and Kobe RTI Holdings will enter into an Exchange Merger Agreement pursuant to which, in accordance with the terms thereof and subject to the conditions contained therein, Kobe RTI Holdings will be merged with and into the Company with the Company surviving (subject to the establishment of a different exchange mechanism pursuant to Section 4.1(e) below) and Kobe Delaware (or its applicable Subsidiary) receiving in consideration thereof (A) that number of shares of Class D Common Stock of the Company equal to the product of (I) the number of shares of Primary Common Stock issued and outstanding immediately prior to the consummation of such merger, multiplied by (II) a fraction the numerator of which is 1 and the denominator of which is the percentage (expressed as a decimal) of the total issued and outstanding RTI Holdings Common Units owned by the Company and its Subsidiaries immediately prior to the consummation of such merger, multiplied by (III) the percentage (expressed as a decimal) of the total issued and outstanding RTI Holdings Common Units owned by Kobe RTI Holdings immediately prior to the consummation of such merger, and (B) that number of Antidilution Warrants equal to the product of (I) the total number of then-unissued Antidilution Warrants (as provided for in the definition thereof), multiplied by (II) a fraction the numerator of which is the number of RTI Holdings Common Units owned by Kobe RTI Holdings immediately prior to the consummation of such merger and the denominator of which is the number of RTI Holdings Common Units owned by USX RTI Holdings and Kobe RTI Holdings in the aggregate immediately prior to the consummation of such merger

         (either such merger (or other exchange mechanism established pursuant to Section 4.1(e) below), an "Exchange Merger", and the consideration to be received by USX or Kobe Delaware (or its applicable Subsidiary), as applicable, in connection therewith in accordance with this paragraph (c), the "Exchange Merger Consideration").

                  (d) Upon written notice to USX and Kobe Delaware not less than twenty (20) Business Days prior to consummation of an Initial Public Offering, the Blackstone Investors will have the right to require:

                             (i) USX RTI Holdings to exercise, and upon receipt
                  of such notice USX RTI Holdings automatically will be deemed to have exercised, the USX Exchange Right (if not previously exercised) pursuant to an Exchange Merger (or such other exchange mechanism established pursuant to Section 4.1(e) below); and

                             (ii) Kobe RTI Holdings to exercise, and upon
                  receipt of such notice Kobe RTI Holdings automatically will be deemed to have exercised, the Kobe Exchange Right (if not previously exercised) pursuant to an Exchange Merger (or such other exchange mechanism established pursuant to Section 4.1(e) below), in each case in connection with (and subject to the consummation of) such Initial Public Offering with the Exchange Merger (or such other exchange mechanism established pursuant to Section 4.1(e) below) resulting from each such exercise to be consummated simultaneously with the consummation of such Initial Public Offering.

                  (e) In the event that USX RTI Holdings exercises the USX Exchange Right or Kobe RTI Holdings exercises the Kobe Exchange Right, and in connection with such exercise USX RTI Holdings or Kobe RTI Holdings, as applicable, irrevocably offers in its Exchange Notice to effect such exchange pursuant to a proposed exchange mechanism other than that described in Section 4.1(c) hereof (including in such Exchange Notice all of the terms of such mechanism), then such exchange will be effected pursuant to such proposed mechanism (in lieu of the merger mechanism described in Section 4.1(c) hereof) if the Company and BCPII consent in writing thereto within five (5) Business Days following their receipt of such Exchange Notice, which consent shall not be unreasonably withheld (subject to the following proviso); provided that, if the USX Exchange Right or Kobe Exchange Rights, as applicable, has been exercised in connection with (i) an Initial Public Offering, (ii) a Transfer to the Blackstone Investors (or their designee) pursuant to a First Offer, (iii) a Transfer as a Tagging Equityholder or (iv) a Transfer pursuant to Section 3.6 hereof, the consent of the Company and BCPII to any proposed alternative exchange mechanism included in such Exchange Notice may be withheld in their sole discretion; and provided, further, that if the Company and BCPII do not consent to a proposed alternative exchange mechanism included in an Exchange Notice, the Exchange Merger resulting from such exercise of the USX Exchange Right or Kobe Exchange Right, as applicable, shall be effected pursuant to the merger mechanism described in Section 4.1(c) hereof (and the parties described in Section 4.1(c) hereof shall enter into an Exchange Merger Agreement within ten (10) Business Days following the Company's receipt of such Exchange Notice).

         4.2 RTI Holdings Unit Adjustments Upon Issuances of Common Stock. (a) Following consummation of the Contemplated Transactions (and excluding issuances of Common Stock in connection with such consummation), for so long as any RTI Holdings Common Units are owned by USX RTI Holdings or Kobe RTI Holdings, (i) all options, warrants, convertible securities and other rights to acquire Common Stock (other than the BarTech 1996 Warrants) will be deemed jointly issued by (and will be deemed joint and several obligations of) the Company and RTI Holdings and (ii) each time shares of Common Stock are issued by the Company (whether pursuant to the exercise of options warrants or other rights, the conversion of convertible securities or otherwise, but excluding issuances pursuant to the exercise of BarTech 1996 Warrants) (A) all of such shares of Common Stock first will be contributed (or, solely in the case of shares to be issued by the Company upon the exercise of BarTech Financing Warrants, 65.4279% of such shares will be contributed, and only such contributed shares will be deemed shares being issued for purposes of the adjustments described in this
Section 4.2) by the Company to the capital of RTI Holdings (resulting in an increase to the RTI Holdings capital account of the Company equal to the fair market value of such stock pursuant to Section 5.1 of the RTI Holdings LLC Agreement) and then promptly will be delivered by RTI Holdings to the acquiror of such shares of Common Stock (with RTI Holdings receiving any consideration paid by such acquiror in connection with the acquisition of such contributed shares of Common Stock) and (B) simultaneously with the contribution of such shares of Common Stock to the capital of RTI Holdings, the percentage of the total outstanding RTI Holdings Common Units owned by the Company immediately prior to such contribution of shares of Common Stock to the capital of RTI Holdings will be increased as described in paragraph (b) below to reflect the effect of such issuance of Common Stock of the Company on the Equityholders' respective equity interests in RTI Holdings (any such issuance of Common Stock, a "RTI Holdings Unit Adjustment Event").

                  (b) Upon the occurrence of a RTI Holdings Unit Adjustment Event, the percentage of the total outstanding RTI Holdings Common Units owned by the Company immediately prior to such RTI Holdings Unit Adjustment Event will be increased (through automatic issuance of new RTI Holdings Common Units by RTI Holdings without any action being required on the part of any Equityholder) such that, immediately following such increase of the Company's ownership of RTI Holdings Common Units, USX RTI Holdings and Kobe RTI Holdings in the aggregate own that percentage of the total outstanding RTI Holdings Common Units equal to the product of (i) the percentage (expressed as a decimal) of the total outstanding RTI Holdings Common Units owned by USX RTI Holdings and Kobe RTI Holdings in the aggregate immediately prior to such RTI Holdings Unit Adjustment Event, multiplied by (ii) 1 minus a fraction the numerator of which is the number of shares of Common Stock issued by the Company (through contribution to RTI Holdings) in connection with such RTI Holdings Unit Adjustment Event and the denominator of which is the total number of shares of Common Stock of the Company outstanding on a fully diluted basis immediately following such issuance (including any shares issued by the Company directly without first being contributed to RTI Holdings, in the case of an issuance resulting from the exercise of BarTech Financing Warrants).


                                    SECTION 5

                                      OTHER

         5.1 Additional Securities Subject to Agreement. Each Equityholder agrees that any other shares of Common Stock, and any options, warrants or other rights to obtain Common Stock or other securities convertible into Common Stock, which it hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise will be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

         5.2 Termination. This Agreement will terminate upon the written agreement of all of the parties hereto, and otherwise (i) will terminate with respect to a particular Equityholder (except as provided in the following proviso) on the date that such Equityholder no longer owns any shares of Common Stock, options, warrants or other rights to obtain Common Stock, other securities convertible into Common Stock or RTI Holdings Units and (ii) will terminate in its entirety with respect to all of the parties hereto (except as provided in the following proviso) upon the consummation of an Initial Public Offering; provided, that (a) the provisions of Section 2.1 will survive with respect to a particular Equityholder for so long as such Equityholder has director designation rights pursuant to the terms thereof, (b) the provisions of
Section 2.2 will survive with respect to the consent rights of USX and a USX Director designated by USX RTI Holdings (provided that USX RTI Holdings continues to be entitled to designate at least one USX Director pursuant to
Section 2.1) and with respect to the consent rights of Kobe and a Kobe Director designated by Kobe RTI Holdings (provided that Kobe RTI Holdings continues to be entitled to appoint at least one Kobe Director pursuant to Section 2.1) until the third anniversary of an Initial Public Offering, (c) the provisions of Sections 3.1, 3.2, 3.4 and 3.6 will survive with respect to all Equityholders until such time as the Blackstone Investors do not collectively own in the aggregate at least 15% of the Common Stock then outstanding on a fully diluted basis, (d) the provisions of Section 3.5 will survive with respect to all Equityholders until such time as the Blackstone Investors or the Veritas Investors, as applicable, do not collectively own in the aggregate a greater number of shares of Common Stock outstanding on a fully diluted basis than are owned by whichever of the following groups then owns the fewest number of shares of Common Stock in the aggregate on a fully diluted basis: (i) the USX Investors, (ii) the Kobe Investors, (iii) the Veritas Investors (solely with respect to the obligations of the Blackstone Investors thereunder), (iv) the Blackstone Investors (solely with respect to the obligations of the Veritas Investors thereunder), (v) the Sumitomo Investors,
(vi) the FirstEnergy Investors, (vii) the Triumph Investors, (viii) the First Dominion Investors or (ix) the TCW Investors, (e) the provisions of Sections 3.7, 3.8, 3.9, 5.1, 5.2, 5.3, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11 and 5.12 will survive with respect to the Company and a particular Equityholder until such time as such Equityholder no longer owns any shares of Common Stock, options warrants or other rights to obtain Common Stock, other securities convertible into Common Stock or RTI Holdings Units, (f) the provisions of Sections 3.3 and
3.10 will not terminate and (g) the provisions of Sections 4.1 and 4.2 will survive with respect to all Equityholders until such time as both a USX Exchange Event and a Kobe Exchange Event have been consummated.

         5.3 Injunctive Relief. The Equityholders acknowledge and agree that a violation of any of the terms of this Agreement will cause the Equityholders irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each Equityholder will be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which they may be entitled at law or equity.

         5.4 Other Equityholders Agreements. None of the Equityholders (other than the Company and its Subsidiaries) will enter into any other equityholders agreement or other arrangement of any kind with any Person with respect to shares of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock or RTI Holdings Units including any registration rights related thereto (other than the Common Stock Registration Rights Agreement, dated as of September 9, 1997, with Chase Securities Inc. and other than the other Transaction Documents), and none of the Equityholders has previously entered into such an agreement that remains in full force and effect as of the date hereof and which is inconsistent with the provisions of this Agreement or which may impair its ability to comply with this Agreement (other than to the extent disclosed in the Master Restructuring Agreement, if any).

         5.5 Amendments. This Agreement may be amended only by a written instrument signed by (i) each of the Blackstone Investors, so long as such Blackstone Investor (or any Affiliate of such Blackstone Investor) beneficially owns, directly or through the Partnerships, Common Stock, and (ii) each of the Company, Veritas Capital, USX RTI Holdings and Kobe RTI Holdings; provided that each of the Company, Veritas Capital, USX RTI Holdings and Kobe RTI Holdings shall be required to sign any amendment to this Agreement proposed by a Blackstone Investor (and thereby consent thereto) unless such amendment materially adversely affects the Company, the Veritas Investors, the USX Investors or the Kobe Investors, respectively, or imposes an additional material obligation on the Company, the Veritas Investors, the USX Investors or the Kobe Investors, respectively (it being understood by the parties that the expansion of the Board to create additional director positions and the granting of additional director designation rights hereunder will not be considered materially adverse to any party for purposes of this Section 5.5); and provided, further, that each of the Company, Veritas Capital, USX RTI Holdings and Kobe RTI Holdings shall be provided with a copy of any amendment to this Agreement proposed by a Blackstone Investor at least fifteen (15) Business Days prior to its execution so that it may provide its written consent thereto in accordance with this Section 5.5 (and shall be required to provide such written consent within such fifteen (15) Business Day period except to the extent otherwise set forth in the preceding proviso); and provided, further, that each of the Company, Veritas Capital, USX RTI Holdings and Kobe RTI Holdings shall be deemed to have provided its written consent to any amendment to this Agreement proposed by a Blackstone Investor on the sixteenth day following it having been provided with a copy thereof pursuant to the preceding proviso unless it shall have delivered its written objection to such amendment to the Blackstone Investors prior to such sixteenth day describing in reasonable detail the basis for its conclusion that such amendment materially adversely affects it or its Affiliates or imposes an additional material burden on it or its Affiliates; and provided, further, that, in the event an amendment to this Agreement materially adversely affects a Sumitomo Investor, FirstEnergy Investor, Triumph Investor, First Dominion Investor, TCW Investor or Management Stockholder, such investor's consent to such amendment shall be required.

         5.6 Successors, Assigns and Transferees. The provisions of this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and transferees permitted hereunder (except for transferees that are transferred Common Stock pursuant to a Public Offering or a transaction pursuant to Rule 144 under the Securities Act, or pursuant to Section 3.6), each of which will agree in a writing reasonably satisfactory in form and substance to the Company to become a party hereto and be bound to the same extent hereby as the transferor that has transferred the Common Stock or RTI Holdings Units to such transferees; provided, that if an Equityholder transfers a portion of its or his Common Stock, options, warrants or other rights to obtain Common Stock, other securities convertible into Common Stock or RTI Holdings Units to a transferee which is entitled to rights of the transferor hereunder, then such transferee(s) of such transferor will exercise such rights as a single group with that transferor and its Affiliates.

         5.7 Notices. Any notices or other communications required or permitted hereunder will be sufficiently given if delivered personally or sent by telecopier, Federal Express or other overnight courier, addressed as follows or to such other address of which the parties may have given notice:

         To any of the Blackstone Investors:

         c/o The Blackstone Group
         345 Park Avenue
         New York, New York 10017
         Attention: Robert L. Friedman
         Telecopy: (212) 935-2626
         Telephone: (212) 754-8712
         E-mail:  friedmar@tbglp.com

         With copies to:

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York 10017
         Attention: Wilson S. Neely
         Telecopy: (212) 455-2502
         Telephone: (212) 455-2000
         E-mail: w_neely@stblaw.com

         To the Partnerships or any of the Veritas Investors:

         The Veritas Capital Fund, L.P.
         660 Madison Avenue
         New York, New York  10021
         Attention: Robert B. McKeon
         Telecopy: (212) 688-9411
         Telephone: (212) 688-0020

         With copies to:

         Whitman, Breed, Abbott & Morgan
         200 Park Avenue
         New York, New York  10166
         Attention: Benjamin Polk
         Telecopy: (212) 351-3131
         Telephone: (212) 351-3000
         E-mail: bpolk@wbam.com

         To the USX Investors:

         USX Corporation
         600 Grant Street
         Pittsburgh, PA 15219-4776
         Attention:  A.E. Ferrara, Jr.
         Telecopy: (412) 433-1176
         Telephone: (412) 433-1178
         E-mail: aeferrara@uss.com

         To the Kobe Investors:

         Kobe Steel, Ltd.
         10-26 Wakinohamach 2-Chome
         Chuo-ku, Kobe, Hyugo 651-0072
         Attention:  Shinsuke Asai
         Telecopy: 011-81-78-261-5444
         Telephone: 011-81-78-261-5605
         E-mail: aa14069@steel.kobelco.co.jp

         With copies to:

         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, New York  10006
         Attention: Jeffrey Lewis
         Telecopy: (212) 225-3999
         Telephone: (212) 225-2000
         E-mail: jlewis@cgsh.com

         To Management Stockholders:
         (name of Management Stockholder)
         c/o Republic Technologies International, Inc.
         3770 Embassy Parkway
         Akron, Ohio 44333-8367
         Attention: Thomas Tyrrell
         Telecopy: (330) 670-3000
         Telephone: (330) 670-7000
         E-mail:  ttyrrell@republictech.com

         To the Company:

         Republic Technologies International, Inc.
         3770 Embassy Parkway
         Akron, Ohio 44333-8367
         Attention: Thomas Tyrrell
         Telecopy: (330) 670-3000
         Telephone: (330) 670-7000
         E-mail: ttyrrell@republictech.com

         To the FirstEnergy Investors:

         First Energy Services Corp.
         16th Floor
         76 South Main Street
         Akron, Ohio 44308
         Attention: Mark Clark
         Telecopy: (330) 384-4988
         Telephone: (330) 384-5817
         E-mail: clarkm@firstenergycorp.com

         and

         First Energy Services Corp.
         18th Floor
         76 South Main Street
         Akron, Ohio 44308
         Attention: David L. Feltner, Esq.
         Telecopy: (330) 384-53875
         Telephone: (330) 384-5778
         E-mail: feltnerd@firstenergycorp.com

         To the Sumitomo Investors:

         Sumitomo Corporation of America
         600 Third Avenue
         New York, NY 10016-2001
         Attention: Kotaro Nakata
         Telecopy: (212) 207-0621
         Telephone: (212) 207-0570
         E-mail: kotaro.nakata@sumitomocorp.co.jp

         To the Triumph Investors:

         Triumph Capital Investors II, L.P.

         TCI-II Investors, L.P.
         50 California Street, Suite 3330
         San Francisco, CA 95111
         Telecopy:
         Telephone:
         E-mail:

         To the First Dominion Investors:

         First Dominion Capital L.L.C.
         1330 Avenue of the Americas
         New York, New York 10019
         Telecopy:
         Telephone:
         E-mail:

         To the TCW Investors:

         TCW Leveraged Income Trust, L.P.
         TCW Leveraged Income Trust II, L.P.
         TCW Shared Opportunity Fund II, L.P.
         Shared Opportunity Fund IIB, L.L.C.
         Shared Opportunity Fund III, L.P.
         11100 Santa Monica Boulevard
         Suite 2000
         Los Angeles, CA 90002
         Attention: Alena Tabora
         Telecopy: (310) 235-5966
         Telephone: (310) 235-5956

Unless otherwise specified herein, such notices or other communications will be deemed received (i) on the date delivered, if delivered personally or sent by telecopier, and (ii) one business day after being sent by Federal Express or other overnight courier.

         5.8 Integration. This Agreement, the other Transaction Documents and the documents referred to herein or therein, or delivered pursuant hereto or thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof and thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

         5.9 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof will not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

         5.10 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which will be deemed an original, but all of which will constitute one and the same instrument.

         5.11 Governing Law; Submission to Jurisdiction. This Agreement will be construed in accordance with, and the rights of the parties will be governed by, the laws of the State of New York. Each of the parties by its execution hereof hereby (i) irrevocably submits to the jurisdiction of the federal and state courts located in the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other agreement contemplated hereby or relating to the subject matter hereof or thereof and (ii) waives to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that any right or remedy relating to this Agreement or any other agreement contemplated hereby, or the subject matter hereof or thereof, may not be enforced in or by such court. Each of the parties hereby consents to service of process in any such proceeding in any manner permitted by the laws of the State of New York, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.7 hereof is reasonably calculated to give actual notice.

         5.12 Miscellaneous. (a) The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed and bylaws enacted, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

                  (b) Each director, officer, employee and consultant of the Company and its Subsidiaries who now or in the future while this Agreement remains in effect is granted or otherwise acquires Common Stock or options, warrants or other rights to acquire Common Stock will become an additional signatory hereto and a Management Stockholder hereunder as a condition to such grant or acquisition (if from the Company) or as soon as practicable thereafter (if otherwise acquired) by signing a counterpart of this Agreement and delivering same to the Company; provided, however, that the Former Management Members will not be required to become parties to this Agreement unless the Company otherwise determines (and in such event they agree to become parties hereto).

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.



                                 REPUBLIC TECHNOLOGIES INTERNATIONAL,
                                 INC.


                                 By:  /s/ John B. George
                                      -----------------------------------------
                                      Name:  John B. George
                                      Title: Vice President of Finance,
                                             Treasurer & Secretary

                                 BLACKSTONE CAPITAL PARTNERS II
                                 MERCHANT BANKING FUND L.P.


                                 By:  Blackstone Management Associates II
                                      L.L.C., as General Partner


                                 By:  /s/ David A. Stockman
                                      -----------------------------------------
                                      Name:  David A. Stockman
                                      Title: Member

                                 BLACKSTONE OFFSHORE CAPITAL
                                 PARTNERS II L.P.


                                 By:  Blackstone Management Associates II
                                      L.L.C., as General Partner


                                 By:  /s/ David A. Stockman
                                      -----------------------------------------
                                      Name:  David A. Stockman
                                      Title: Member

                                  BLACKSTONE FAMILY INVESTMENT
                                  PARTNERSHIP II L.P.


                                 By:  Blackstone Management Associates II
                                      L.L.C., as General Partner


                                 By:  /s/ David A. Stockman
                                      -----------------------------------------
                                      Name:  David A. Stockman
                                      Title: Member

                                 BRW STEEL HOLDINGS, L.P.


                                 By:  BRW Partners, Inc., general partner


                                 By:  /s/ Robert B. McKeon
                                      -----------------------------------------
                                      Name:  Robert B. McKeon
                                      Title: President


                                 By:  Blackstone Capital Partners II Merchant
                                      Banking Fund L.P., general partner


                                      By:  Blackstone Management
                                           Associates II L.L.C., general
                                           partner


                                      By:  /s/ David A. Stockman
                                           ------------------------------------
                                           Name: David A. Stockman
                                           Title: Member

                                  BRW STEEL OFFSHORE HOLDINGS, L.P.


                                 By:  BRW Partners, Inc., general partner


                                 By:  /s/ Robert B. McKeon
                                      -----------------------------------------
                                      Name:  Robert B. McKeon
                                      Title: President


                                 By:  Blackstone Management Associates II
                                      L.L.C., a general partner


                                      By:  /s/ David A. Stockman
                                           ------------------------------------
                                           Name:  David A. Stockman
                                           Title: Member

                                 BRW STEEL HOLDINGS II, L.P.


                                      By:  BRW Partners L.L.C., its general
                                           partner


                                      By:  /s/ Robert B. McKeon
                                           ------------------------------------
                                           Name:  Robert B. McKeon
                                           Title: Member

                                 VERITAS CAPITAL, L.L.C.


                                      By:  /s/ Robert B. McKeon
                                           ------------------------------------
                                           Name:  Robert B. McKeon
                                           Title: Member

                                 THE VERITAS CAPITAL FUND, L.P.


                                      By:  Veritas Capital Management, L.L.C.,
                                           general partner


                                      By:  /s/ Robert B. McKeon
                                           ------------------------------------
                                           Name:  Robert B. McKeon
                                           Title: Member

                                 KDJ, L.L.C.


                                 By:  /s/ Thomas J. Campbell
                                      -----------------------------------------
                                      Name:  Thomas J. Campbell
                                      Title: Member

                                 RES HOLDING CORPORATION


                                 By:  /s/ David S. Blitzer
                                      -----------------------------------------
                                      Name: David S. Blitzer
                                      Title: Secretary

                                 REPUBLIC TECHNOLOGIES INTERNATIONAL
                                 HOLDINGS, LLC


                                 By:  /s/ John B. George
                                      -----------------------------------------
                                      Name:  John B. George
                                      Title: Vice President of Finance,
                                             Treasurer and Secretary

                                 USX CORPORATION


                                 By:  /s/ A.E. Ferrara, Jr.
                                      -----------------------------------------
                                      Name:  A.E. Ferrara, Jr.
                                      Title: Vice President - Strategic Planning

                                 USX RTI HOLDINGS, INC.


                                 By:  /s/ R. M. Stanton
                                      -----------------------------------------
                                      Name: R. M. Stanton
                                      Title: Vice President

                                 KOBE STEEL, LTD.


                                 By:  /s/ Susumu Okushima
                                      -----------------------------------------
                                      Name: Susumu Okushima
                                      Title:

                                 KOBE DELAWARE INC.


                                 By:  /s/ Nobuyuki Kurosu
                                      -----------------------------------------
                                      Name: Nobuki Kurosu
                                      Title: Secretary

                                 KOBE RTI HOLDINGS, INC.


                                 By:  /s/ Susumu Okushima
                                      -----------------------------------------
                                      Name: Susumu Okushima
                                      Title:

                                 HVR HOLDINGS, L.L.C.


                                 By:  /s/ Andrew H. McQuarrie
                                      -----------------------------------------
                                      Name: Andrew H. McQuarrie
                                      Title: Vice President

                                 FIRSTENERGY SERVICES CORP.


                                 By:  /s/ Anthony J. Alexander
                                      -----------------------------------------
                                      Name: Anthony J. Alexander
                                      Title: Exec. Vice Pres. & Gen. Counsel

                         SUMITOMO CORPORATION OF AMERICA


                         By:  /s/ Kotaro Nakata
                              --------------------------------------------
                              Name: Kotaro Nakata
                              Title: Vice President, Investment Management

                         FIRST DOMINION CAPITAL L.L.C.


                         By:  /s/ Michael A. Monteleone
                              --------------------------------------------
                              Name: Michael A. Monteleone
                              Title: Managing Director

                         TRIUMPH CAPITAL INVESTORS II, L.P.


                              By: TCI-II Advisers, L.P., as general partner

                                  By: TCI-II Advisers, Inc., as general partner



                                  By: /s/ John M. Chapman
                                      -----------------------------------------
                                      Name: John M. Chapman
                                      Title: Managing Director

                         TCI-II INVESTORS, L.P.


                              By: TCI-II Investors, Inc., as general partner


                              By:     /s/ John M. Chapman
                                      -----------------------------------------
                                      Name: John M. Chapman
                                      Title: Managing Director

                         TCW LEVERAGED INCOME TRUST, L.P.

                              By: TCW Investment Management Company
                                  as Investment Advisor


                                  By: /s/ Melissa V. Weiler
                                      -----------------------------------------
                                      Name: Melissa V. Weiler
                                      Title: Managing Director

                              By: TCW Advisors (Bermuda), Ltd., as
                                  general partner


                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                      Name: Mark D. Senkpiel
                                      Title: Senior Vice President

                         TCW LEVERAGED INCOME TRUST II, L.P.

                              By: TCW Investment Management Company,
                                  as Investment Advisor


                                  By: /s/ Melissa V. Weiler
                                      -----------------------------------------
                                      Name: Melissa V. Weiler
                                      Title: Managing Director

                              By: TCW (LINC II), L.P., as general partner

                                  By: TCW Advisors (Bermuda), Ltd.,
                                      as its general partner


                                      By: /s/ Mark D. Senkpiel
                                          -------------------------------------
                                          Name: Mark D. Senkpiel
                                          Title: Senior Vice President

                         TCW SHARED OPPORTUNITY FUND II, L.P.

                              By: TCW Investment Management Company,
                                  as Investment Advisor

                                  By: /s/ Melissa V. Weiler
                                      -----------------------------------------
                                      Name: Melissa V. Weiler
                                      Title: Managing Director


                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                      Name: Mark D. Senkpiel
                                      Title: Senior Vice President

                         SHARED OPPORTUNITY FUND IIB, L.L.C.

                              By: TCW Asset Management Company, its
                                  Investment Advisor

                                  By: /s/ Melissa V. Weiler
                                      -----------------------------------------
                                      Name: Melissa V. Weiler
                                      Title: Managing Director

                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                      Name: Mark D. Senkpiel
                                      Title: Senior Vice President

                         SHARED OPPORTUNITY FUND III, L.L.C.

                              By: TCW Asset Management Company, its
                                  Investment Advisor


                                  By: /s/ Melissa V. Weiler
                                      -----------------------------------------
                                      Name: Melissa V. Weiler
                                      Title: Managing Director


                                  By: /s/ Mark D. Senkpiel
                                      -----------------------------------------
                                      Name: Mark D. Senkpiel
                                      Title: Senior Vice President